                                         STAGECOACH FUNDS-registered trademark-



          Annual Report


          INCOME FUNDS



                                         Corporate Bond Fund

                                         Short-Intermediate U.S. Government
                                         Income Fund

                                         Strategic Income Fund

                                         U.S. Government Income Fund

                                         Variable Rate Government Fund



June 30, 1999

Income Funds                                                   TABLE OF CONTENTS
------------------------------------------------------------------------

    LETTER TO SHAREHOLDERS.......................................... 1

    PERFORMANCE AT A GLANCE AND
    INVESTMENT ADVISOR COMMENTARY

        Corporate Bond Fund......................................... 3

        Short-Intermediate U.S. Government Income Fund.............. 8

        Strategic Income Fund.......................................13

        U.S. Government Income Fund.................................18

        Variable Rate Government Fund...............................23

    PORTFOLIOS OF INVESTMENTS

        Corporate Bond Fund.........................................28

        Short-Intermediate U.S. Government Income Fund..............32

        Strategic Income Fund.......................................36

        U.S. Government Income Fund.................................41

        Variable Rate Government Fund...............................45

    INCOME FUNDS

        Statement of Assets and Liabilities.........................48

        Statement of Operations.....................................50

        Statements of Changes in Net Assets.........................52

        Financial Highlights........................................56

        Notes to Financial Statements...............................67

    INDEPENDENT AUDITOR'S REPORT....................................83

    SUPPLEMENTAL INFORMATION........................................84

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                                              Income Funds
------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER:

  Thank you for investing in the Stagecoach Funds.
  We are pleased to present this annual report to you for the period ended June 30, 1999. This report provides information about your investment, including economic and market trends over the period, as well as a performance summary, portfolio review and strategic outlook for each Fund.
  Recent events in the U.S. economy may signal a turning point for domestic and international markets. Concerned that strong domestic growth and low unemployment could spark higher inflation, the Federal Reserve Board ("the Fed") raised its target for the federal funds rate 25 basis points to 5 percent in June. Fear of such a rate increase threw the Dow Jones Industrial Average (DJIA) into a spin during May. However, when the Fed raised rates and announced it would return to a neutral position in terms of the future direction of interest rates, the news was well-received on Wall Street, and the stock and bond markets responded positively.
  Overall, a period of relative calm returned to global markets due to Asia's improving economic condition. After a brief scare late last summer, U.S. financial markets shook off any threats to domestic prosperity, with the DJIA climbing 3,000 points from October 1998 through April 1999 to a record high of 11,000. Thanks to the combination of low unemployment, low inflation and strong consumer spending, the nation's "Goldilock's" economy seemed just right -- at least through most of the period.
  Although higher interest rates typically help cool the nation's strong economic growth, economies from Asia to Latin America are concerned about the prospect of a tightening U.S. monetary policy. Higher interest rates translate into higher bond yields, raising the debt service burden throughout emerging markets. So while the health of the world's economies remains questionable, signs of optimism are emerging.
  Whatever the market conditions, we recommend that you continually review your investment portfolio with your financial consultant to determine an appropriate

Income Funds                                              LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

mix of investments to meet your ongoing needs. We appreciate your business and strive to deliver personalized service along with an array of investment options to help you achieve your financial goals. If you have any questions or need information, please contact us at 1-800-552-9612.
  Again, thank you for choosing the Stagecoach Funds.

Sincerely,

    [SIGNATURE]
Michael J. Hogan
Executive Vice President,
Mutual Fund Group
Wells Fargo Bank, N.A.

     [SIGNATURE]
R. Greg Feltus
Chairman and President of
Stagecoach Funds

PERFORMANCE AT A GLANCE                                      Corporate Bond Fund
------------------------------------------------------------------------

CORPORATE BOND FUND

AVERAGE ANNUAL TOTAL RETURN (%) (as of June 30, 1999)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                                                       SINCE
                                                                     INCEPTION
                                                        1-YEAR       (4/1/98)
CLASS A                                                     2.45          3.57
CLASS B                                                     1.68          2.81
CLASS C                                                     1.67          2.77

INCLUDING SALES CHARGES
----------------------------------------------------------

                                                                       SINCE
                                                                     INCEPTION
                                                        1-YEAR       (4/1/98)
CLASS A                                                    (2.13)        (0.17)
CLASS B                                                    (3.11)        (0.26)
CLASS C                                                     0.71          2.77

BENCHMARK
----------------------------------------------------------

                                                        1-YEAR
LEHMAN BROTHERS CORPORATE LONG BOND INDEX                  (1.06)

GROWTH OF A $10,000 INVESTMENT(2)
----------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               STAGECOACH CORPORATE
                    BOND FUND            LEHMAN BROTHERS CORPORATE
                  CLASS A SHARES            LONG BOND INDEX (1)
Inception                      $9,550                         $10,000
Apr-98                         $9,548                         $10,073
May-98                         $9,649                         $10,246
Jun-98                         $9,739                         $10,354
Jul-98                         $9,767                         $10,286
Aug-98                         $9,767                         $10,295
Sep-98                        $10,102                         $10,668
Oct-98                         $9,989                         $10,379
Nov-98                        $10,167                         $10,759
Dec-98                        $10,219                         $10,766
Jan-99                        $10,313                         $10,907
Feb-99                        $10,078                         $10,523
Mar-99                        $10,182                         $10,554
Apr-99                        $10,207                         $10,567
May-99                        $10,041                         $10,381
Jun-99                         $9,978                         $10,244

Corporate Bond Fund                                INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

CORPORATE BOND FUND

  The Stagecoach Corporate Bond Fund (the "Fund") seeks to provide investors with a high level of current income consistent with prudent risk, by investing primarily in corporate debt securities and U.S. government obligations. Managing primarily for income, the Fund's portfolio managers can invest in securities of any maturity in the corporate bond market.
  A team of portfolio managers actively manage the Fund's portfolio. Graham Allen, who specializes in global and high-yield securities, has more than 22 years of experience in the securities industry and leads the team. Other members of the team contribute expertise in long-term investment grade corporate and mortgage-backed securities, intermediate corporate and government bonds, equities and foreign securities. Together they bring a highly specialized and unique discipline to the Fund.

PERFORMANCE SUMMARY
  The Stagecoach Corporate Bond Fund's Class A net asset value decreased from $10.03 on June 30, 1998 to $9.62 on June 30, 1999. The Fund's Class A shares distributed $0.62 per share in dividend income and $0.04 per share in capital gains during the period. Keep in mind that past performance is not predictive of future trends, and distributions will vary based on the Fund's portfolio earnings.
  The Fund's distribution rate for Class A shares for the 12-month period ended June 30, 1999 was 5.91%.
  For the 12-month period ended June 30, 1999, the Fund posted a 2.45% cumulative total return for Class A shares, exclusive of sales charges. The Fund outperformed its benchmark, the Lehman Brothers Corporate Long Bond Index, which returned -1.06%.

INVESTMENT ADVISOR COMMENTARY                                Corporate Bond Fund
------------------------------------------------------------------------

PORTFOLIO DATA (as of June 30, 1999)
---------------------------------------------------------

PORTFOLIO TURNOVER                       115%
NUMBER OF HOLDINGS                       64

FUND CHARACTERISTICS(3)
---------------------------------------------

AVERAGE CREDIT QUALITY                   Baa2
WEIGHTED AVERAGE COUPON                  7.79%
ESTIMATED WEIGHTED AVERAGE MATURITY      12.49 years
ESTIMATED DURATION                       6.15 years

                     CLASS A     CLASS B     CLASS C
NAV                  9.62        9.62       9.62
DISTRIBUTION RATE    5.91%       5.43%      5.45%
SEC YIELD            6.63%       6.18%      6.20%

PORTFOLIO ALLOCATION
(as of June 30, 1999)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Foreign Government Bonds               4%
Other                                  2%
Corporate Bonds and Notes             91%
Cash Equivalents                       3%

PORTFOLIO REVIEW
  The Fund is managed with a top-down strategy involving both a global and domestic overview. Research is focused on how global events affect the U.S. economy and how these factors affect the different sectors within the corporate bond market.
  The Fund invests in a broad range of corporate securities providing diversification that seeks to reduce the impact that a single bond or sector's performance may have on the Fund. The Fund's top ten holdings represent corporate securities issued by well-known, established companies. When selecting new issues for the Fund, we specifically select the debt securities of companies with improving growth and earnings while carefully reviewing maturity, credit and high yield potential of such securities.
  On June 30, 1999, 91% of the Fund's portfolio was invested in corporate bonds and notes. This allowed the Fund to capture opportunities for high yield. As interest rates increased during the reporting period, duration was shortened to insulate the Fund from price erosion. The duration at June 30, 1999, was approximately equal to that of the Lehman Brothers Corporate Long Bond Index.

Corporate Bond Fund                                INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

STRATEGIC OUTLOOK
  We continue to see great opportunity with corporate bonds. Our management strategy is based on sector rotation, which means we move among industry sectors within the corporate bond market that present attractive opportunities for high income. We intend to continue purchasing bonds within corporate sectors that show the most potential for high current income.
  We believe global economies will continue to grow at a moderate pace. Latin America and much of Asia should begin to see positive growth, albeit from a very low base. This, in combination with moderate global inflation, will continue to benefit corporate profitability. Y2K concerns in the fourth quarter of 1999 may create heightened volatility with some foreign issuers and sovereigns.
  U.S. inflationary rates remain low, and given an already substantial rise in interest rates this year, we expect only moderate upward pressure on interest rates near term, giving way to lower interest rates by year-end. The Fund will remain neutral from a duration standpoint with a bias to extend as the year progresses and the Federal Reserve Board's monetary policy becomes clearer. Corporate bonds may be lessened within the portfolio as we move into the fourth quarter of 1999 in favor of Treasuries as we take a more cautious approach with regard to Y2K concerns and a potential slowing of the domestic economy.

1 Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that such reductions will continue.

  For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. The maximum contingent deferred sales charge for

INVESTMENT ADVISOR COMMENTARY                                Corporate Bond Fund
------------------------------------------------------------------------

  Class C shares is 1.00%. Class B and Class C share performance with sales charges assumes maximum contingent deferred sales charge for the corresponding period.

  The Lehman Brothers Corporate Long Bond Index is an unmanaged index composed of all publicly issued, fixed-rate nonconvertible investment-grade domestic corporate debt. The Index does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

2 The returns for Class B and Class C shares of the Corporate Bond Fund will vary from the results shown due to different expenses and load structures.

  The accompanying chart compares the performance of the Stagecoach Corporate Bond Fund Class A shares since inception with the Lehman Brothers Corporate Long Bond Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%. The Fund is a professionally managed mutual fund.

3 The formula used to calculate the SEC yield is described in the Fund's
  Statement of Additional Information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market fund advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized from the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

  The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

  The average credit rating is compiled from ratings by Standard & Poor's and/or Moody's Investor Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill Inc., and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

Short-Intermediate U.S. Government Income Fund           PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

SHORT-INTERMEDIATE
U.S. GOVERNMENT INCOME FUND

AVERAGE ANNUAL TOTAL RETURN (%) (as of June 30, 1999)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                                                            SINCE
                                                                          INCEPTION
                                                1-YEAR       5-YEAR      (10/27/93)
CLASS A                                             3.37         5.77          5.07
CLASS B                                             2.65         5.13          4.41
INSTITUTIONAL CLASS                                 3.38         5.79          5.09

INCLUDING SALES CHARGES
----------------------------------------------------------

                                                                            SINCE
                                                                          INCEPTION
                                                1-YEAR       5-YEAR      (10/27/93)
CLASS A                                             0.26         5.13          4.51
CLASS B                                            (2.23)        4.80          4.27
INSTITUTIONAL CLASS                                  N/A          N/A           N/A

BENCHMARK
----------------------------------------------------------

                                                1-YEAR       5-YEAR
LEHMAN BROTHERS INTERMEDIATE TREASURY BOND
INDEX                                               4.49         6.86

GROWTH OF A $10,000 INVESTMENT(2)
----------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               STAGECOACH SHORT-INTERMEDIATE      STAGECOACH SHORT-INTERMEDIATE
                      U.S. GOVERNMENT                    U.S. GOVERNMENT
                        INCOME FUND                 INCOME FUND INSTITUTIONAL                  LEHMAN BROTHERS
                      CLASS A SHARES                      CLASS SHARES               INTERMEDIATE TREASURY BOND INDEX (1)
Inception                               $9,700                            $10,000                                   $10,000
11/93                                   $9,715                            $10,015                                    $9,950
12/93                                   $9,745                            $10,047                                    $9,991
1/94                                    $9,807                            $10,110                                   $10,090
2/94                                    $9,748                            $10,050                                    $9,948
3/94                                    $9,695                             $9,995                                    $9,804
4/94                                    $9,661                             $9,960                                    $9,741
5/94                                    $9,689                             $9,989                                    $9,748
6/94                                    $9,697                             $9,997                                    $9,750
7/94                                    $9,756                            $10,058                                    $9,877
8/94                                    $9,753                            $10,055                                    $9,906
9/94                                    $9,632                             $9,930                                    $9,824
10/94                                   $9,626                             $9,924                                    $9,827
11/94                                   $9,570                             $9,866                                    $9,782
12/94                                   $9,608                             $9,905                                    $9,813
1/95                                    $9,759                            $10,061                                    $9,973
2/95                                    $9,937                            $10,244                                   $10,163
3/95                                    $9,988                            $10,297                                   $10,219
4/95                                   $10,074                            $10,385                                   $10,337
5/95                                   $10,300                            $10,619                                   $10,629
6/95                                   $10,361                            $10,681                                   $10,699
7/95                                   $10,364                            $10,684                                   $10,704
8/95                                   $10,434                            $10,756                                   $10,790
9/95                                   $10,495                            $10,819                                   $10,862
10/95                                  $10,597                            $10,924                                   $10,983
11/95                                  $10,710                            $11,041                                   $11,117
12/95                                  $10,825                            $11,160                                   $11,228
1/96                                   $10,919                            $11,257                                   $11,325
2/96                                   $10,825                            $11,160                                   $11,204
3/96                                   $10,762                            $11,095                                   $11,149
4/96                                   $10,720                            $11,052                                   $11,117
5/96                                   $10,695                            $11,026                                   $11,111
6/96                                   $10,796                            $11,130                                   $11,221
7/96                                   $10,825                            $11,159                                   $11,255
8/96                                   $10,823                            $11,158                                   $11,269
9/96                                   $10,971                            $11,301                                   $11,414
10/96                                  $11,108                            $11,445                                   $11,600
11/96                                  $11,265                            $11,609                                   $11,739
12/96                                  $11,216                            $11,557                                   $11,675
1/97                                   $11,288                            $11,631                                   $11,719
2/97                                   $11,327                            $11,672                                   $11,736
3/97                                   $11,253                            $11,593                                   $11,667
4/97                                   $11,382                            $11,740                                   $11,798
5/97                                   $11,456                            $11,818                                   $11,890
6/97                                   $11,549                            $11,915                                   $11,991
7/97                                   $11,764                            $12,128                                   $11,215
8/97                                   $11,707                            $12,068                                   $12,166
9/97                                   $11,825                            $12,192                                   $12,299
10/97                                  $11,950                            $12,322                                   $12,443
11/97                                  $11,970                            $12,344                                   $12,471
12/97                                  $12,065                            $12,444                                   $12,573
1/98                                   $12,229                            $12,618                                   $12,742
2/98                                   $12,204                            $12,591                                   $12,725
3/98                                   $12,230                            $12,619                                   $12,764
4/98                                   $12,284                            $12,674                                   $12,824
5/98                                   $12,376                            $12,771                                   $12,912
6/98                                   $12,419                            $12,815                                   $12,999
7/98                                   $12,472                            $12,871                                   $13,049
8/98                                   $12,693                            $13,103                                   $13,308
9/98                                   $13,016                            $13,442                                   $13,628
10/98                                  $12,978                            $13,402                                   $13,656
11/98                                  $12,947                            $13,368                                   $13,605
12/98                                  $12,982                            $13,405                                   $13,657
1/99                                   $13,056                            $13,481                                   $13,717
2/99                                   $12,828                            $13,241                                   $13,517
3/99                                   $12,916                            $13,333                                   $13,606
4/99                                   $12,956                            $13,374                                   $13,644
5/99                                   $12,829                            $13,254                                   $13,557
6/99                                   $12,838                            $13,248                                   $13,581

INVESTMENT ADVISOR COMMENTARY Short-Intermediate U.S. Government Income Fund
------------------------------------------------------------------------

SHORT-INTERMEDIATE
U.S. GOVERNMENT INCOME FUND

  The Stagecoach Short-Intermediate U.S. Government Income Fund (the "Fund") seeks to provide investors with current income while preserving capital by investing primarily in short to intermediate-term securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. Targeting bonds within this range helps to maximize the Fund's income potential.
  The Fund is managed by Paul Single and Jacqueline Flippin. Ms. Flippin replaced Madeline Gish on the taxable short-duration team beginning in March of 1999.

PERFORMANCE SUMMARY
  The Stagecoach Short-Intermediate U.S. Government Income Fund's Class A share net asset value decreased from $9.97 on June 30, 1998 to $9.74 on June 30, 1999. The Fund's Class A shares distributed $0.57 per share in dividend income and no capital gains during this period. Keep in mind that past performance is not predictive of future trends, and distributions will vary based on the Fund's portfolio earnings.
  The Fund's distribution rate for Class A shares for the 12-month period ended June 30, 1999 was 5.65%.
  For the 12-month period ended June 30, 1999, the Fund's Class A shares returned 3.37%, exclusive of sales charges, while the Fund's Institutional class shares returned 3.38%. Overall, the Fund underperformed its benchmark, the Lehman Brothers Intermediate Treasury Bond Index, which returned 5.03% in the same period.
  The Fund's duration, longer than its peers, helped boost performance in the second half of 1998. As interest rates increased in the first half of 1999, we reduced portfolio duration and reduced the Fund's exposure to corporate securities.

Short-Intermediate U.S. Government Income Fund INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

PORTFOLIO DATA (as of June 30, 1999)
---------------------------------------------------------

PORTFOLIO TURNOVER                        116%
NUMBER OF HOLDINGS                        55

FUND CHARACTERISTICS(3)
---------------------------------------------

AVERAGE CREDIT QUALITY                              AAA
WEIGHTED AVERAGE COUPON                             5.94%
ESTIMATED WEIGHTED AVERAGE MATURITY                 4.09 years
ESTIMATED DURATION                                  3.21 years

                       CLASS A    CLASS B    CLASS I
NAV                   9.74       9.74       9.55
DISTRIBUTION RATE     5.65%      5.12%      5.88%
SEC YIELD             5.08%      4.54%      5.30%

PORTFOLIO ALLOCATION
(as of June 30, 1999)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                             1%
Federal Agencies                 43%
Corporate Bonds                  32%
U.S. Treasury Securities         20%
Cash (4)                          4%

PORTFOLIO REVIEW
  Investment quality, maturity and duration are carefully examined as the Fund's managers employ a top-down approach. This approach involves analysis of historical interest rate shifts in an attempt to predict changes in Federal Reserve policy, which would ultimately affect the strategy of the Fund.
  As of June 30, 1999, the Fund's allocation in federal agency securities helped to maintain a degree of stability and credit quality for the Fund.
  The Funds corporate holdings were affected by the global economic slowdown in 1998, as well as the Korean marketplace rebound in 1999. As of June 30, 1999, the Fund held 32% of the portfolio in corporate bonds. Third quarter 1998 showed corporate securities underperforming other sectors as a "flight-to-quality" trade hit the market. Following aggressive easing of monetary policy by the Federal Reserve Board (the "Fed") in September and October of 1998, calm and stability returned to the markets and corporate spreads narrowed back to their pre-crisis levels.
  To maintain liquidity, we held 20% of the portfolio in U.S. Treasury notes as of June 30, 1999. In this interest rate environment, we determined it prudent to use these

INVESTMENT ADVISOR COMMENTARY Short-Intermediate U.S. Government Income Fund
------------------------------------------------------------------------

liquid assets to alter the Fund's duration. This strategy allowed the Fund to capture increased current income while preserving capital.
STRATEGIC OUTLOOK
  We believe the Fed may keep monetary policy relatively tight until they are convinced that inflation is stable. This, in turn, will most likely keep upward pressure on interest rates until there is a sign of slower domestic spending. Based on this outlook, we intend to position the Fund with a longer duration to capture the potential for income and capital preservation. Our management team has extensive experience in the bond market, enabling us to respond quickly to economic conditions and market events. Corporate holdings are well below the maximum amount, and fixed- rate mortgage and asset-backed holdings are performing well. As always, we will continue our focus on providing investors with current income and preservation of capital.

1 Performance shown for the Class B shares of the Fund for periods prior to June
  15, 1998, reflects the performance and expenses of the Fund's Class A shares. Performance shown for the Institutional Class shares of the Fund for periods prior to September 6, 1996, reflects the performance and expenses of the Fund's Class A shares.

  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that such reductions will continue.

  For Class A shares, the maximum front-end sales charge is 3.00%. The maximum contingent deferred sales charge for Class B shares is 5.00%. Class B share performance including sales charge assumes maximum contingent deferred sales charge for the corresponding time period.

  The Lehman Brothers Intermediate Treasury Bond Index is an unmanaged index composed of U.S. Treasury securities in the 1- to 10-year range. The Index does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

Short-Intermediate U.S. Government Income Fund INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

2 The returns for Class B shares of the Short-Intermediate U.S. Government
  Income Fund will vary from the results shown due to different expenses and load structures.

  The accompanying chart compares the performance of the Stagecoach Short-Intermediate U.S. Government Income Fund Class A and Class I shares since inception with the Lehman Brothers Intermediate Treasury Bond Index. The chart assumes a hypothetical $10,000 initial investment in Class A and Class I shares and, for Class A shares, reflects all operating expenses and assumes the maximum initial sales charge of 3.00%. The Fund is a professionally managed mutual fund.

3 The formula used to calculate the SEC yield is described in the Fund's
  Statement of Additional Information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market fund advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized from the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

  The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

  The average credit rating is compiled from ratings by Standard & Poor's and/or Moody's Investor Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill Inc., and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

4 "Cash" represents repurchase agreements and U.S. Treasury Bills.

PERFORMANCE AT A GLANCE                                    Strategic Income Fund
------------------------------------------------------------------------

STRATEGIC INCOME FUND

TOTAL RETURN (%) (as of June 30, 1999)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                                               SINCE
                                                             INCEPTION
                                                             (7/13/98)
CLASS A                                                           2.52
CLASS B                                                           1.87
CLASS C                                                           1.87

INCLUDING SALES CHARGES
----------------------------------------------------------

                                                               SINCE
                                                             INCEPTION
                                                             (7/13/98)
CLASS A                                                          (2.10)
CLASS B                                                          (2.95)
CLASS C                                                           0.90

BENCHMARK
----------------------------------------------------------

                                                           SINCE (7/98)
LEHMAN BROTHERS AGGREGATE BOND INDEX                              3.15
S&P 500 INDEX                                                    22.76

GROWTH OF A $10,000 INVESTMENT(2)
----------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  STAGECOACH STRATEGIC         LEHMAN BROTHERS AGGREGATE
               INCOME FUND CLASS A SHARES            BOND INDEX (1)           S & P 500 INDEX (1)
Inception                            $9,550                         $10,000                $10,000
7/98                                 $9,513                         $10,030                 $9,893
8/98                                 $9,383                          $9,607                 $8,462
9/98                                 $9,710                          $9,824                 $9,005
10/98                                $9,638                          $9,593                 $9,737
11/98                                $9,845                          $9,686                $10,327
12/98                                $9,883                         $10,002                $10,922
1/99                                 $9,945                         $10,185                $11,382
2/99                                 $9,764                          $9,961                $11,027
3/99                                 $9,810                         $10,066                $11,468
4/99                                 $9,977                         $10,197                $11,911
5/99                                 $9,856                         $10,008                $11,630
6/99                                 $9,791                          $9,944                $12,263

Strategic Income Fund                              INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

STRATEGIC INCOME FUND

  The Stagecoach Strategic Income Fund (the "Fund") seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in a diversified portfolio of debt securities and income-producing equity securities selected with particular consideration for their potential to generate current income. We shift assets between bonds and stocks, depending on where opportunities for income are most attractive. The Fund may buy debt securities that are below investment grade, as well as debt rated in the lower investment grade categories. The equity focus is on securities issued by companies in industries that tend to pay high ongoing dividends. The Fund may purchase preferred stock and other convertible securities, as well as common stock of any size company. We have modified our approach to maximizing income by reducing portfolio exposure to equities, which is now generally limited to 10 percent of the portfolio.
  A team of portfolio managers manage the Fund to provide investors a potentially high level of income. Graham Allen, who specializes in global and high-yield securities, has more than 22 years of experience in the securities industry and leads the team. Other members of the team contribute expertise in long-term investment grade corporate and mortgage-backed securities, intermediate corporate and government bonds, equities and foreign securities. Together they bring a highly specialized and unique discipline to the Fund.

PERFORMANCE SUMMARY
  Since its inception in July 1998, the Strategic Income Fund's Class A share net asset value decreased from $12.50 to $12.04 on June 30, 1999. The Fund's Class A shares distributed $0.77 per share in dividend income, and no capital gains during the period. Keep in mind that past performance is not predictive of future trends, and distributions will vary based on Fund portfolio earnings.

INVESTMENT ADVISOR COMMENTARY                              Strategic Income Fund
------------------------------------------------------------------------

PORTFOLIO DATA (as of June 30, 1999)
--------------------------------------------------

PORTFOLIO TURNOVER                         176%
NUMBER OF HOLDINGS                         92

FUND CHARACTERISTICS(3)
--------------------------------------------------

AVERAGE CREDIT QUALITY                     Baa3
WEIGHTED AVERAGE COUPON                    8.23%
ESTIMATED WEIGHTED AVERAGE MATURITY        8.47 years
ESTIMATED DURATION                         5.03 years

                     CLASS A    CLASS B    CLASS C
NAV                 12.04      12.05      12.05
DISTRIBUTION RATE   6.68%      6.25%      6.25%
SEC YIELD           7.32%      6.91%      6.89%

  The Fund reported a cumulative total return of 2.52% since inception for the Class A shares, excluding sales charges, as of June 30, 1999. Generally speaking, the fund has performed well against other fixed-income indexes such as the Lehman Brothers Aggregate Bond Index.
  Through diversification, the Fund performed extremely well in the third quarter of 1998, when its high-yield holdings significantly outperformed the peer group and the high-yield indexes. PORTFOLIO ALLOCATION
(as of June 30, 1999)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash                          1%
Foreign Bonds                 4%
Federal Agencies              2%
Corp. Bonds                  79%
Other                         6%
Common Stocks                 4%
Preferred Stocks              2%
U.S. Treasury Notes           2%

PORTFOLIO REVIEW
  In an attempt to limit volatility, the Fund may invest across several types of securities, including corporate and government bonds, high-yield bonds, U.S. Treasury bills, income-producing stocks, and foreign securities.
  We have taken some profits on our equity holdings, which performed well during the period. We remain in higher-yield securities that reflect good yields and excellent domestic U.S. fundamentals. As we move toward the year 2000, we will likely increase our exposure of U.S. Treasuries in anticipation of a late-year Treasury rally reflecting a Y2K flight to quality as the year closes.

Strategic Income Fund                              INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

STRATEGIC OUTLOOK
  The global markets could have a significant detrimental effect on the U.S. economy, although the global market influence has positively affected U.S. debt markets for the last year. Strong U.S. growth has definitely underpinned many of the world's less robust economies. The danger for U.S. interest rates, and hence the U.S. economy going forward, is that the perception of a global turnaround heightens fears of a return of global inflation. We believe that the Federal Reserve Board may raise interest rates again this year, despite its neutral stance toward interest rate movements as of June 30, 1999.
  We continue to value the high-yield market and expect to maintain a high level of exposure. Towards year end, liquidity is likely to decrease in these markets as nervous traders assess effects of the millennium change. Corporate spreads may also widen, which will not reflect poor fundamentals, but rather a lack of market liquidity. This may cause U.S. Treasuries to outperform during the remainder of 1999. Overall, we feel the Fund is well positioned to maximize income in the coming months.
  Please remember that past performance is no guarantee of future results.

1 Investments in lower-rated, higher-yielding corporate bonds are subject to additional risks because they tend to be more sensitive to economic conditions and, during sustained periods of rising interest rates, may experience interest and/or principle defaults. Investments in foreign securities entail certain additional risks that may not be present in domestic securities, including currency fluctuation, the potential for diplomatic and political instability, regulatory and liquidity risks, foreign taxation and differences in auditing and other financial standards.

  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that such reductions will continue.

INVESTMENT ADVISOR COMMENTARY                              Strategic Income Fund
------------------------------------------------------------------------

  For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. The maximum contingent deferred sales charge for Class C shares is 1.00%. Class B and Class C share performance with sales charges assumes maximum contingent deferred sales charge for the corresponding period.

  The Lehman Brothers Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

  The "S&P 500 Index" is a trademark of Standard & Poor's Corporation. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, representing, among others, industrial, financial, utility and transportation companies, listed or traded on national exchanges or over-the-counter markets.

2 The returns for Class B and Class C shares of the Strategic Income Fund will vary from the results shown due to different expenses and load structures.

  The accompanying chart compares the performance of the Stagecoach Strategic Income Fund Class A shares since inception with the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%. The Fund is a professionally managed mutual fund.

3 The formula used to calculate the SEC yield is described in the Fund's
  Statement of Additional Information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market fund advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized from the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

  The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

  The average credit rating is compiled from ratings by Standard & Poor's and/or Moody's Investor Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill Inc., and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

U.S. Government Income Fund                              PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

U.S. GOVERNMENT INCOME FUND

AVERAGE ANNUAL TOTAL RETURN (%) (as of June 30, 1999)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                                    1-YEAR       5-YEAR       10-YEAR
CLASS A                                                 2.52         6.47         7.67
CLASS B                                                 1.75         5.69         6.98
CLASS C                                                 1.85         5.71         6.99
INSTITUTIONAL CLASS                                     2.49         6.47         7.67

INCLUDING SALES CHARGES
----------------------------------------------------------

                                                    1-YEAR       5-YEAR       10-YEAR
CLASS A                                                (2.14)        5.49         7.18
CLASS B                                                (3.11)        5.39         6.98
CLASS C                                                 0.87         5.71         6.99
INSTITUTIONAL CLASS                                      N/A          N/A          N/A

BENCHMARK
----------------------------------------------------------

                                                    1-YEAR       5-YEAR       10-YEAR
LEHMAN BROTHERS U.S. GOVERNMENT LONG BOND INDEX        (0.32)        9.87         9.36

GROWTH OF A $10,000 INVESTMENT(2)
----------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             STAGECOACH U.S. GOVERNMENT            STAGECOACH U.S. GOVERNMENT             LEHMAN BROTHERS U.S. GOVERNMENT
             INCOME FUND CLASS A SHARES      INCOME FUND INSTITUTIONAL CLASS SHARES             LONG BOND INDEX (1)

6/89                                $9,550                                    $10,000                                $10,000
7/89                                $9,741                                    $10,200                                $10,236
8/89                                $9,575                                    $10,026                                 $9,962
9/89                                $9,645                                    $10,100                                 $9,991
10/89                               $9,907                                    $10,374                                $10,393
11/89                              $10,007                                    $10,479                                $10,489
12/89                              $10,037                                    $10,510                                $10,469
1/90                                $9,935                                    $10,403                                $10,088
2/90                                $9,981                                    $10,451                                $10,058
3/90                               $10,006                                    $10,478                                $10,014
4/90                                $9,902                                    $10,369                                 $9,769
5/90                               $10,252                                    $10,735                                $10,228
6/90                               $10,422                                    $10,913                                $10,466
7/90                               $10,541                                    $11,038                                $10,565
8/90                               $10,247                                    $10,730                                $10,113
9/90                               $10,364                                    $10,852                                $10,229
10/90                              $10,544                                    $11,041                                $10,466
11/90                              $10,854                                    $11,365                                $10,908
12/90                              $11,058                                    $11,579                                $11,125
1/91                               $11,243                                    $11,773                                $11,258
2/91                               $11,299                                    $11,832                                $11,312
3/91                               $11,312                                    $11,845                                $11,357
4/91                               $11,446                                    $11,985                                $11,501
5/91                               $11,470                                    $12,011                                $11,492
6/91                               $11,406                                    $11,943                                $11,405
7/91                               $11,609                                    $12,157                                $11,585
8/91                               $11,961                                    $12,525                                $11,987
9/91                               $12,304                                    $12,884                                $12,365
10/91                              $12,318                                    $12,898                                $12,385
11/91                              $12,343                                    $12,924                                $12,452
12/91                              $13,057                                    $13,673                                $13,205
1/92                               $12,703                                    $13,301                                $12,791
2/92                               $12,729                                    $13,329                                $12,869
3/92                               $12,629                                    $13,224                                $12,730
4/92                               $12,625                                    $13,220                                $12,716
5/92                               $12,964                                    $13,575                                $13,077
6/92                               $13,132                                    $13,751                                $13,261
7/92                               $13,525                                    $14,162                                $13,817
8/92                               $13,627                                    $14,269                                $13,912
9/92                               $13,767                                    $14,416                                $14,122
10/92                              $13,543                                    $14,181                                $13,826
11/92                              $13,621                                    $14,263                                $13,889
12/92                              $13,876                                    $14,529                                $14,274
1/93                               $14,128                                    $14,794                                $14,681
2/93                               $14,395                                    $15,073                                $15,180
3/93                               $14,437                                    $15,118                                $15,216
4/93                               $14,520                                    $15,204                                $15,329
5/93                               $14,550                                    $15,235                                $15,380
6/93                               $14,931                                    $15,635                                $16,035
7/93                               $15,029                                    $15,737                                $16,304
8/93                               $15,387                                    $16,112                                $16,974
9/93                               $15,473                                    $16,202                                $17,030
10/93                              $15,517                                    $16,248                                $17,156
11/93                              $15,283                                    $16,003                                $16,712
12/93                              $15,355                                    $16,079                                $16,764
1/94                               $15,556                                    $16,289                                $17,164
2/94                               $15,246                                    $15,965                                $16,461
3/94                               $14,855                                    $15,555                                $15,736
4/94                               $14,720                                    $15,413                                $15,549
5/94                               $14,699                                    $15,392                                $15,442
6/94                               $14,621                                    $15,310                                $15,290
7/94                               $14,907                                    $15,610                                $15,813
8/94                               $14,901                                    $15,604                                $15,692
9/94                               $14,605                                    $15,293                                $15,196
10/94                              $14,529                                    $15,213                                $15,140
11/94                              $14,482                                    $15,165                                $15,235
12/94                              $14,616                                    $15,305                                $15,468
1/95                               $14,902                                    $15,605                                $15,870
2/95                               $15,236                                    $15,954                                $16,324
3/95                               $15,295                                    $16,016                                $16,465
4/95                               $15,509                                    $16,240                                $16,757
5/95                               $16,174                                    $16,936                                $18,049
6/95                               $16,375                                    $17,147                                $18,260
7/95                               $16,248                                    $17,014                                $17,963
8/95                               $16,464                                    $17,239                                $18,366
9/95                               $16,648                                    $17,433                                $18,707
10/95                              $16,909                                    $17,706                                $19,229
11/95                              $17,189                                    $17,999                                $19,722
12/95                              $17,440                                    $18,262                                $20,248
1/96                               $17,560                                    $18,388                                $20,242
2/96                               $16,977                                    $17,776                                $19,260
3/96                               $16,787                                    $17,578                                $18,881
4/96                               $16,594                                    $17,375                                $18,564
5/96                               $16,539                                    $17,318                                $18,467
6/96                               $16,704                                    $17,491                                $18,864
7/96                               $16,745                                    $17,534                                $18,874
8/96                               $16,739                                    $17,528                                $18,634
9/96                               $16,958                                    $17,757                                $19,154
10/96                              $17,332                                    $18,148                                $19,909
11/96                              $17,626                                    $18,456                                $20,577
12/96                              $17,422                                    $18,242                                $20,079
1/97                               $17,482                                    $18,306                                $19,935
2/97                               $17,481                                    $18,304                                $19,947
3/97                               $17,284                                    $18,098                                $19,438
4/97                               $17,524                                    $18,350                                $19,911
5/97                               $17,686                                    $18,519                                $20,134
6/97                               $17,882                                    $18,725                                $20,524
7/97                               $18,260                                    $19,121                                $21,731
8/97                               $18,160                                    $19,016                                $21,131
9/97                               $18,410                                    $19,278                                $21,706
10/97                              $18,647                                    $19,526                                $22,435
11/97                              $18,690                                    $19,571                                $22,736
12/97                              $18,897                                    $19,782                                $23,116
1/98                               $19,115                                    $20,010                                $23,580
2/98                               $19,090                                    $19,980                                $23,415
3/98                               $19,142                                    $20,034                                $23,464
4/98                               $19,191                                    $20,098                                $23,554
5/98                               $19,384                                    $20,292                                $24,003
6/98                               $19,508                                    $20,438                                $24,560
7/98                               $19,587                                    $20,514                                $24,452
8/98                               $19,851                                    $20,799                                $25,535
9/98                               $20,227                                    $21,192                                $26,452
10/98                              $20,135                                    $21,089                                $26,034
11/98                              $20,183                                    $21,138                                $26,261
12/98                              $20,287                                    $21,243                                $26,213
1/99                               $20,411                                    $21,388                                $26,452
2/99                               $20,124                                    $21,087                                $25,177
3/99                               $20,236                                    $21,199                                $25,107
4/99                               $20,317                                    $21,277                                $25,137
5/99                               $20,125                                    $21,086                                $24,750
6/99                               $20,000                                    $20,946                                $24,480

INVESTMENT ADVISOR COMMENTARY                        U.S. Government Income Fund
------------------------------------------------------------------------

U.S. GOVERNMENT INCOME FUND

  The Stagecoach U.S. Government Income Fund (the "Fund") seeks to achieve a long-term rate of total return through preserving capital and earning high interest income. The Fund invests in mortgage-backed securities guaranteed by the U.S. Government, providing the stability of a high credit quality portfolio.
  Paul Single and Scott Smith co-manage the U.S. Government Income Fund. Managing fixed-income global portfolios for Wells Fargo Bank since 1988, Mr. Single specializes in asset-backed securities and fixed-income investing. Mr. Smith has 13 years of experience in the securities industry with a specialty in intermediate corporate and government bonds. Together, they bring fixed-income expertise to the Fund.

PERFORMANCE SUMMARY
  The Stagecoach U.S. Government Income Fund's Class A net asset value decreased from $10.93 on June 30, 1998 to $10.62 on June 30, 1999. The Fund's Class A shares distributed $0.59 per share in dividend income and no capital gains during this period. Keep in mind that past performance is not predictive of future trends, and distributions will vary based on Fund portfolio earnings.
  The Fund's distribution rate for the 12-month period ended June 30, 1999 was 5.78% for the Class A shares.
  For the 12-month period ended June 30, 1999, the Fund's Class A shares returned 2.52%, exclusive of sales charges, and the Fund's Institutional Class shares returned 2.49%. Overall, the Fund outperformed its benchmark, the Lehman Brothers U.S. Government Long Bond Index, which returned -0.32% in the same period. Compared to the benchmark index, the Fund holds a longer duration profile than its peer group. In the rising interest rate environment of the reporting period, the longer maturity profile negatively impacted the Fund's performance. The continued strategic move to maintain a focus on lower coupon mortgage securities allowed the Fund to outperform higher coupon funds for the year to date.

U.S. Government Income Fund                        INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

PORTFOLIO DATA (as of June 30, 1999)
---------------------------------------------------------

PORTFOLIO TURNOVER                                  57%
NUMBER OF HOLDINGS                                  78

FUND CHARACTERISTICS(3)
---------------------------------------------

AVERAGE CREDIT QUALITY                              AAA
WEIGHTED AVERAGE COUPON                             7.07%
ESTIMATED WEIGHTED AVERAGE MATURITY                 8.52 years
ESTIMATED DURATION                                  4.51 years

                   CLASS A    CLASS B    CLASS C    CLASS I
NAV               10.62      10.45      10.46      15.33
DISTRIBUTION
RATE              5.78%      5.35%      5.35%      6.11%
SEC YIELD         5.53%      5.08%      5.09%      5.84%

PORTFOLIO ALLOCATION
(as of June 30, 1999)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash Equivalents                  1%
U.S. Treasury Securities          9%
Federal Agencies                 90%

PORTFOLIO REVIEW
  The Fund is managed with a total return strategy that balances reasonable risk with competitive income and capital preservation. The Fund's portfolio mangers carefully review investment quality, maturity and duration in an attempt to provide consistent income and strong performance over time. With an expertise in the economic factors that can affect mortgage-backed securities, the Fund's portfolio managers employ a top-down approach and closely manage duration to provide stability and high-interest income for the Fund.
  Overall, we have taken a conservative approach to the Fund's portfolio, which is part of our total return strategy. As of June 30, 1999, the Fund had invested 90% of its assets in federal agency securities. This investment-grade portfolio helps the Fund provide regular income, preserve capital and maintain liquidity.
  As of June 30, 1999, the portfolio was heavily weighted in mortgage-backed securities, which represented 85% of the Fund's assets. This allocation could change, however, depending on the direction of the U.S. economy, specifically interest rates. Based on our management style, we search for bonds based on their value

INVESTMENT ADVISOR COMMENTARY                        U.S. Government Income Fund
------------------------------------------------------------------------

and expected performance. In addition, we continually examine our mortgage-backed and U.S. Treasury securities exposure.
STRATEGIC OUTLOOK
  We believe global economies will continue to grow at a moderate pace. Latin America and much of Asia will begin to see positive growth, albeit from a very low base. Moderate inflation, combined with a slowdown in the domestic economy, will pave the way for lower interest rates in the latter part of 1999. Given an already substantial rise in interest rates this year, and a low inflation outlook, we expect only moderate pressure on rates near term, giving way to lower rates by year-end. We intend to maintain the Fund at its current positioning, with a bias toward remaining 5-10% long from a duration standpoint.
  The Fund will also continue to focus on lower-coupon mortgages as this sector of the mortgage market has become undervalued. As we look for rates to decline towards year-end the fund will add exposure to U.S. Treasury securities.

1 Performance for the Class A, Class B, Class C and Institutional Class shares of the U.S. Government Income Fund reflects performance of a class of shares of a predecessor fund. Complete historical information about the Fund can be found in the Fund's prospectus and Statement of Additional Information.

  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that such reductions will continue.
   For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. The maximum contingent deferred sales charge for Class C shares is 1.00%. Class B and Class C share performance with sales charges assumes maximum contingent deferred sales charge for the corresponding period.

  The Lehman Brothers U.S. Government Long Bond Index is an unmanaged index composed of publicly issued long-term government debt securities with an average maturity of 23 to 25 years. The Index

U.S. Government Income Fund                        INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

  does not incur expenses and is not available directly for investment. Had the Index incurred operating expenses, its performance would have been lower.

2 The returns for Class B and Class C shares of the U.S. Government Income Fund will vary from the results shown due to different expenses and load structures.

  The accompanying chart compares the performance of the Stagecoach U.S. Government Income Fund Class A and Class I shares for the past 10 years with the Lehman Brothers U.S. Government Long Bond Index. The chart assumes a hypothetical $10,000 initial investment in Class A and Class I shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%. The Fund is a professionally managed mutual fund.
3 The formula used to calculate the SEC yield is described in the Fund's
  Statement of Additional Information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market fund advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized from the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

  The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

  The average credit rating is compiled from ratings by Standard & Poor's and/or Moody's Investor Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill Inc., and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

PERFORMANCE AT A GLANCE                            Variable Rate Government Fund
------------------------------------------------------------------------

VARIABLE RATE GOVERNMENT FUND

AVERAGE ANNUAL TOTAL RETURN (%) (as of June 30, 1999)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                                                             SINCE
                                                                           INCEPTION
                                                 1-YEAR       5-YEAR       (11/1/90)
CLASS A                                              2.17         3.86          4.39

INCLUDING SALES CHARGES
----------------------------------------------------------

                                                                             SINCE
                                                                           INCEPTION
                                                 1-YEAR       5-YEAR       (11/1/90)
CLASS A                                             (0.85)        3.23          4.03

BENCHMARK
----------------------------------------------------------

                                                 1-YEAR       5-YEAR
LEHMAN BROTHERS ARMS INDEX                           4.54         6.77

GROWTH OF A $10,000 INVESTMENT(2)
----------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            STAGECOACH VARIABLE RATE GOVERNMENT FUND CLASS A SHARES   LEHMAN BROTHERS ARMS INDEX (1)
Inception                                                    $9,700                           $10,000
11/90                                                        $9,878                           $10,086
12/90                                                        $9,967                           $10,197
1/91                                                        $10,085                           $10,291
2/91                                                        $10,184                           $10,360
3/91                                                        $10,220                           $10,432
4/91                                                        $10,271                           $10,527
5/91                                                        $10,384                           $10,587
6/91                                                        $10,395                           $10,635
7/91                                                        $10,454                           $10,719
8/91                                                        $10,533                           $10,847
9/91                                                        $10,620                           $10,947
10/91                                                       $10,675                           $11,057
11/91                                                       $10,739                           $11,163
12/91                                                       $10,825                           $11,309
1/92                                                        $10,876                           $11,381
2/92                                                        $10,916                           $11,409
3/92                                                        $10,933                           $11,364
4/92                                                        $10,993                           $11,487
5/92                                                        $11,061                           $11,590
6/92                                                        $11,128                           $11,711
7/92                                                        $11,192                           $11,762
8/92                                                        $11,245                           $11,862
9/92                                                        $11,273                           $11,927
10/92                                                       $11,232                           $11,829
11/92                                                       $11,259                           $11,846
12/92                                                       $11,282                           $11,958
1/93                                                        $11,337                           $12,080
2/93                                                        $11,413                           $12,186
3/93                                                        $11,465                           $12,241
4/93                                                        $11,508                           $12,313
5/93                                                        $11,539                           $12,343
6/93                                                        $11,628                           $12,472
7/93                                                        $11,695                           $12,530
8/93                                                        $11,759                           $12,605
9/93                                                        $11,790                           $12,607
10/93                                                       $11,797                           $12,612
11/93                                                       $11,779                           $12,578
12/93                                                       $11,831                           $12,673
1/94                                                        $11,896                           $12,758
2/94                                                        $11,876                           $12,717
3/94                                                        $11,797                           $12,616
4/94                                                        $11,729                           $12,549
5/94                                                        $11,636                           $12,539
6/94                                                        $11,652                           $12,567
7/94                                                        $11,645                           $12,644
8/94                                                        $11,677                           $12,706
9/94                                                        $11,623                           $12,654
10/94                                                       $11,586                           $12,643
11/94                                                       $11,440                           $12,608
12/94                                                       $11,380                           $12,674
1/95                                                        $11,482                           $12,884
2/95                                                        $11,587                           $13,143
3/95                                                        $11,673                           $13,206
4/95                                                        $11,739                           $13,346
5/95                                                        $11,847                           $13,562
6/95                                                        $11,871                           $13,618
7/95                                                        $11,937                           $13,667
8/95                                                        $11,994                           $13,676
9/95                                                        $12,039                           $13,773
10/95                                                       $12,108                           $13,859
11/95                                                       $12,215                           $13,977
12/95                                                       $12,255                           $14,083
1/96                                                        $12,348                           $14,181
2/96                                                        $12,335                           $14,213
3/96                                                        $12,308                           $14,238
4/96                                                        $12,332                           $14,257
5/96                                                        $12,359                           $14,298
6/96                                                        $12,440                           $14,400
7/96                                                        $12,470                           $14,470
8/96                                                        $12,527                           $14,557
9/96                                                        $12,623                           $14,669
10/96                                                       $12,672                           $14,836
11/96                                                       $12,747                           $14,979
12/96                                                       $12,796                           $15,027
1/97                                                        $12,857                           $15,114
2/97                                                        $12,917                           $15,198
3/97                                                        $12,968                           $15,227
4/97                                                        $13,071                           $15,346
5/97                                                        $13,148                           $15,441
6/97                                                        $13,224                           $15,543
7/97                                                        $13,273                           $15,677
8/97                                                        $13,272                           $15,718
9/97                                                        $13,341                           $15,847
10/97                                                       $13,413                           $15,951
11/97                                                       $13,429                           $15,956
12/97                                                       $13,491                           $16,064
1/98                                                        $13,522                           $16,172
2/98                                                        $13,563                           $16,208
3/98                                                        $13,626                           $16,316
4/98                                                        $13,671                           $16,386
5/98                                                        $13,740                           $16,465
6/98                                                        $13,783                           $16,547
7/98                                                        $13,796                           $16,612
8/98                                                        $13,869                           $16,698
9/98                                                        $13,912                           $16,790
10/98                                                       $13,878                           $16,782
11/98                                                       $13,919                           $16,872
12/98                                                       $13,974                           $16,911
1/99                                                        $14,030                           $17,006
2/99                                                        $13,958                           $17,081
3/99                                                        $14,070                           $17,183
4/99                                                        $14,119                           $17,248
5/99                                                        $14,092                           $17,273
6/99                                                        $14,082                           $17,298

Variable Rate Government Fund                      INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

VARIABLE RATE GOVERNMENT FUND

  The Stagecoach Variable Rate Government Fund (the "Fund") seeks to earn a high level of current income, while reducing principal volatility, by investing primarily in adjustable rate mortgage (ARM) securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies. The Fund is managed to achieve high monthly income while reducing principle volatility.
  Paul Single and Scott Smith co-manage the Variable Rate Government Fund. Managing fixed-income portfolios for Wells Fargo Bank since 1988, Mr. Single specializes in asset-backed securities and fixed-income investing. Mr. Smith has 13 years of experience in the securities industry with a specialty in intermediate corporate and government bonds. Together, they bring fixed-income expertise to the Fund.

PERFORMANCE SUMMARY
  The Stagecoach Variable Rate Government Fund's Class A share net asset value decreased from $9.19 on June 30, 1998, to $8.96 on June 30, 1999. The Fund distributed $0.43 per share in dividend income and no capital gains during this period. Keep in mind that past distributions are not predictive of future trends, as distributions will vary based on Fund portfolio earnings.
  The Fund's distribution rate for Class A shares for the 12-month period ended June 30, 1999 was 4.43%.
  For the 12-month period ended June 30, 1999, the Fund's Class A shares returned 2.17%, exclusive of sales charges. The Fund underperformed its benchmark, the Lehman Brothers ARMs Index, which returned 4.54% for the same period. Prepayments of ARMs in the past 12 months have been at record levels, almost three times the average rate of the past 10 years. This resulted from all-time low interest rates, which made it attractive for homeowners to refinance out of ARMs and into fixed-rate mortgages. This made ownership of ARMs unattractive to most investors. The Fund, unlike other funds

INVESTMENT ADVISOR COMMENTARY                      Variable Rate Government Fund
------------------------------------------------------------------------

in its benchmark, cannot hedge against prepayment risk, and as a result it underperformed during this period of high prepayment rates.
PORTFOLIO DATA (as of June 30, 1999)
---------------------------------------------------------

PORTFOLIO TURNOVER                        80%
NUMBER OF HOLDINGS                        21

FUND CHARACTERISTICS(3)
---------------------------------------------

AVERAGE CREDIT QUALITY                    AGY
WEIGHTED AVERAGE COUPON                   6.32%
ESTIMATED WEIGHTED AVERAGE MATURITY       3.26 years
ESTIMATED DURATION                        1.15 years

                                          CLASS A
NAV                                       8.96
DISTRIBUTION RATE                         4.43%
SEC YIELD                                 4.64%

PORTFOLIO ALLOCATION
(as of June 30, 1999)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Federal Agencies                 99%
U.S. Treasury Securities          1%

PORTFOLIO REVIEW
  The Fund's managers employ a top-down strategy, examining overall conditions and interest rate movements. Utilizing this information, the Fund's portfolio allocation and duration is managed on an ongoing basis. The Fund's management team has extensive experience in the ARMs market and is able to respond quickly to economic conditions and market events.
  As of June 30, 1999, we decreased overall exposure to ARMs within the portfolio to 91%. In this low interest rate environment, ARMs have a significant amount of prepayment risk. As a defensive measure, we maintained a significant portion of seasoned ARMs. These are older ARMS which, although they experience periods of lower interest rates, did not have a high rate of prepayment. While this allocation may slightly reduce income, the steps we have taken should help to maintain overall stability during this period of low interest rates.
  The bonds selected in the Fund help maintain our strategy to manage prepayment risk. Overall, these securities have minimal prepayment risk and provide solid diversification, which may help to reduce principal vola-

Variable Rate Government Fund                      INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

tility and maximize the Fund's income of mortgage securities, which provide additional diversification within the ARMs market.
STRATEGIC OUTLOOK
  The Federal Reserve Board is expected to keep monetary policy relatively tight. We believe this will keep interest rates low and prepayments relatively high at their current level.
  Based on this outlook, we will continue our strategy of managing prepayment risk by further reducing the Fund's exposure to ARMs. Currently, the ARM portion of the portfolio is relatively low and the holdings are "seasoned" bonds, meaning they have been through several prepayment waves and prepayments within these holdings are relatively low. Should interest rates remain low or continue to drift lower, we will continue these steps to help reduce principal volatility and maximize the Fund's income potential.

1 Performance for the Class A shares of the Variable Rate Government Fund reflects performance of a predecessor portfolio with the same investment objective and policies as the Variable Rate Government Fund. Complete historical information about any Stagecoach Fund can be found in a Fund's prospectus and statement of additional information.

  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that such reductions will continue.

  For Class A shares, the maximum front-end sales charge is 3.00%

  The Lehman Brothers ARMs Index is an unmanaged index composed of agency-guaranteed securities with coupons that periodically adjust based on a spread over a published index. The Index does not incur expenses and is not available directly for investment. Had the Index incurred operating expenses, its performance would have been lower.

2 The accompanying chart compares the performance of the Stagecoach Variable
  Rate Government Fund Class A shares since inception with the Lehman Brothers ARMs Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares

INVESTMENT ADVISOR COMMENTARY                      Variable Rate Government Fund
------------------------------------------------------------------------

   and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%. The Fund is a professionally managed mutual fund.
3 The formula used to calculate the SEC yield is described in the Fund's
  Statement of Additional Information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market fund advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized from the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

  The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.
   The average credit rating is compiled from ratings by Standard & Poor's and/or Moody's Investor Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill Inc., and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

Corporate Bond Fund                     PORTFOLIO OF INVESTMENTS - JUNE 30, 1999
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             FOREIGN GOVERNMENTS - 4.18%
             FOREIGN GOVERNMENTS - 4.18%
$   100,000  Quebec Province                                      8.80 %        04/15/03   $     107,566
    130,000  Republic of Argentina++                             11.00          10/09/06         120,088
    115,000  Republic of Colombia                                 9.75          04/23/09          94,588
    340,000  Republic of Poland++                                 7.13          07/01/04         343,400
    130,000  United Mexican States                                8.63          03/12/08         120,250
                                                                                           --------------
             TOTAL FOREIGN GOVERNMENTS                                                     $     785,892
             (Cost $808,518)

             CORPORATE BONDS & NOTES - 91.36%
             BANK & FINANCE - 25.68%
$   300,000  American Telephone & Telegraph Capital
               Corporation                                        6.60 %        05/15/05   $     291,750
    100,000  Associates Corporation of North America              6.73          09/30/02         100,463
    490,000  Camden Properties Trust                              6.63          02/15/01         487,697
    300,000  Citicorp Capital II                                  8.02          02/15/27         297,375
    100,000  Discover Credit Corporation Series II                9.14          03/13/12         115,843
    700,000  Fremont General Corporation                          7.88          03/17/09         663,250
    100,000  General Motors Acceptance Corporation                6.13          01/22/08          94,500
    481,000  Homeside Incorporated Private Placement             11.25          05/15/03         551,948
    500,000  Household Finance Corporation                        6.40          06/17/08         474,375
    500,000  Korea Development Bank                               6.63          11/21/03         480,625
    500,000  Mack-Cali Realty LP                                  7.00          03/15/04         491,875
    500,000  Midamerican Funding LLC                              6.34          03/01/09         476,250
    300,000  Transamerica Finance Corporation                     6.13          11/01/01         298,500
                                                                                           --------------
                                                                                           $   4,824,451

PORTFOLIO OF INVESTMENTS - JUNE 30, 1999                     Corporate Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES (CONTINUED)
             ENERGY & RELATED - 10.10%
$   400,000  K N Energy Incorporated                              6.80 %        03/01/08   $     376,000
    205,000  Occidental Petroleum Corporation                    10.13          11/15/01         219,606
    500,000  Pennzoil-Quaker State Company                        7.38          04/01/29         471,875
    500,000  Petroleum Geo Services                               7.13          03/30/28         448,125
    400,000  Trans-Canada Pipelines                               6.49          01/21/09         383,000
                                                                                           --------------
                                                                                           $   1,898,606

             ENTERTAINMENT & LEISURE - 5.82%
$   250,000  Carmike Cinemas Incorporated Private Placement       9.38 %        02/01/09   $     244,375
    250,000  Cinemark USA Incorporated                            9.63          08/01/08         248,125
    250,000  Loews Cineplex Entertainment                         8.88          08/01/08         242,500
    250,000  Regal Cinemas Incorporated Private Placement         9.50          06/01/08         233,750
    125,000  Sun International Hotels Limited                     9.00          03/15/07         125,313
                                                                                           --------------
                                                                                           $   1,094,063

             FOOD & RELATED - 4.72%
$   200,000  Marsh Supermarkets Incorporated++                    8.88 %        08/01/20   $     203,500
    500,000  Pepsi Bottling Group                                 7.00          03/01/29         469,375
    200,000  Randalls Food Markets Incorporated                   9.38          07/01/07         213,500
                                                                                           --------------
                                                                                           $     886,375

             HEALTHCARE - 2.40%
$   200,000  Tenet Healthcare Corporation++                       8.13 %        12/01/08   $     192,500
    250,000  Vista Eyecare Incorporated                          12.75          10/15/05         258,125
                                                                                           --------------
                                                                                           $     450,625

             INDUSTRIALS - 21.91%
$   250,000  Applied Power Incorporated                           8.75 %        04/01/09   $     241,875
    400,000  Cendant Corporation                                  7.75          12/01/03         404,000
    300,000  Chrysler Corporation                                 7.45          02/01/97         298,125
    250,000  D. R. Horton Incorporated                            8.00          02/01/09         235,625
    200,000  D. R. Horton Incorporated                           10.00          04/15/06         210,250
    300,000  Enserch Corporation                                  6.56          07/01/05         293,250

Corporate Bond Fund                     PORTFOLIO OF INVESTMENTS - JUNE 30, 1999
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES (CONTINUED)
$   300,000  ERP Operating Limited Partnership++                  6.63 %        04/13/05   $     289,457
    500,000  Imperial Tobacco Overseas                            7.13          04/01/09         485,625
    100,000  International Business Machines                      8.38          11/01/19         113,625
    250,000  News America Holdings Incorporated                   9.25          02/01/13         284,687
    200,000  News America Incorporated++                          6.70          05/21/04         197,750
    500,000  Prologis Trust                                       7.10          04/15/08         476,250
    100,000  Raytheon Corporation                                 6.55          03/15/10          96,375
    500,000  Rouse Company                                        8.00          04/30/09         489,375
                                                                                           --------------
                                                                                           $   4,116,269

             RETAIL & RELATED - 8.11%
$   100,000  Dayton Hudson Corporation                            7.25 %        09/01/04   $     103,250
    400,000  J.C. Penny & Company                                 7.65          08/15/16         395,000
    500,000  Jones Apparel Group                                  7.88          06/15/06         500,000
    250,000  K-Mart Corporation                                   8.25          01/01/22         251,250
    300,000  Tyco International Group                             6.88          01/15/29         273,375
                                                                                           --------------
                                                                                           $   1,522,875

             TELECOMMUNICATIONS - 11.08%
$   100,000  Adelphia Communications Corporation++                9.88 %        03/01/07   $     105,750
    250,000  Bresnan Communications Group                         8.00          02/01/09         246,875
    100,000  Cable & Wireless Communications                      6.75          03/06/08          96,625
    100,000  Century Communications Corporation                   8.88          01/15/07         100,000
    500,000  Comcast Cellular Holdings                            9.50          05/01/07         561,875
    200,000  CSC Holdings Incorporated                            9.88          05/15/06         213,500
    100,000  CSC Holdings Incorporated                           10.50          05/15/16         112,750
    200,000  Frontiervision Operating Partners++                 11.00          10/15/06         220,000
    400,000  Tele Communications Incorporated                     7.88          02/15/26         424,000
                                                                                           --------------
                                                                                           $   2,081,375

             TRANSPORTATION - 1.54%
$   300,000  Union Pacific Corporation                            6.63 %        02/01/08   $     289,500
                                                                                           --------------
             TOTAL CORPORATE BONDS & NOTES                                                 $  17,164,139
             (Cost $17,790,603)

PORTFOLIO OF INVESTMENTS - JUNE 30, 1999                     Corporate Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 3.12%
             REPURCHASE AGREEMENTS - 3.12%
$   577,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.92          07/01/99   $     577,000
      8,000  JP Morgan Securities Incorporated Repurchase
               Agreement - 102% Collateralized by U.S.
               Government Securities                              4.90          07/01/99           8,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $     585,000
             (Cost $585,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $19,184,121)* (Notes 1 and 3)                      98.66%               $   18,535,031
              Other Assets and Liabilities, Net                         1.34                       251,734
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   18,786,765
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

 ++ THESE SECURITIES ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933. ALL 144A PROGRAMS ARE EVALUATED FOR LIQUIDITY BASED UPON REVIEW OF THE PROSPECTUS WHICH INDICATES THE PROBABLE REGISTRATION DATE AND WERE DEEMED TO BE "LIQUID BY FUND MANAGEMENT." IN ADDITION, 144A SECURITIES ARE FREQUENTLY TRADED PRIOR TO THE EFFECTIVE REGISTRATION DATE. ALL 144A SECURITIES CAN ONLY BE PURCHASED AND/OR SOLD TO QUALIFIED INSTITUTIONAL BUYERS.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $       15,278
Gross Unrealized Depreciation         (664,368)
                                --------------
NET UNREALIZED DEPRECIATION     $     (649,090)
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

                                                      PORTFOLIO OF INVESTMENTS -
Short-Intermediate U.S. Government Income Fund                     JUNE 30, 1999
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES - 31.96%
             BANK & FINANCE - 17.31%
$   500,000  AT&T Capital Corporation                             6.25 %        05/15/01   $     495,625
    200,000  Banc One Corporation                                 7.00          03/25/02         203,000
    250,000  Bank of America Corporation                          8.38          03/15/02         261,875
  3,060,000  Chase Mahattan Corporation                           5.75          04/15/04       2,964,375
  1,125,000  CITRV Trust                                          6.16          06/15/13       1,112,828
  2,226,000  Discover Card Master Trust I                         6.05          01/17/06       2,184,953
  3,750,000  Distribution Financial Services Trust                5.84          10/15/11       3,718,359
  1,966,729  Enterprise Mortgage Acceptance Company               6.42          09/15/08       1,943,856
    500,000  Equity Residential Properties                        6.15          09/15/00         497,740
  2,500,000  Korea Development Bank                               6.63          11/21/03       2,403,125
  1,500,000  Mack-Cali Realty LP                                  7.00          03/15/04       1,475,625
    500,000  National Australia Bank                              6.40          12/10/07         491,855
  1,000,000  Nynex Credit Company                                 6.25          06/13/02       1,000,000
  1,715,000  Onyx Acceptance Auto Trust                           5.78          02/15/03       1,704,058
  2,450,000  Premier Auto Trust                                   6.27          04/08/03       2,453,063
                                                                                           --------------
                                                                                           $  22,910,337

             ENERGY & RELATED - 2.88%
$ 3,400,000  Pennzoil-Quaker State Company                        6.75 %        04/01/09   $   3,259,750
    500,000  Public Service Electric & Gas Company                9.13          07/01/05         551,875
                                                                                           --------------
                                                                                           $   3,811,625

             INDUSTRIALS - 3.41%
$ 2,250,000  Cendant Corporation                                  7.75 %        12/01/03   $   2,272,500
  1,800,000  Imperial Tobacco Overseas                            7.13          04/01/09       1,748,250
    500,000  News America Incorporated++                          6.70          05/21/04         494,375
                                                                                           --------------
                                                                                           $   4,515,125

             TELECOMMUNICATIONS - 3.37%
$ 2,000,000  Cable & Wire Communications PLC                      6.38 %        03/06/03   $   1,971,700
  2,500,000  MCI Worldcom                                         6.13          08/15/01       2,487,500
                                                                                           --------------
                                                                                           $   4,459,200

PORTFOLIO OF INVESTMENTS -
JUNE 30, 1999                     Short-Intermediate U.S. Government Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES (CONTINUED)
             TRANSPORTATION - 4.99%
$ 4,018,875  Federal Express Corporation                          6.85 %        01/15/19   $   3,881,108
  2,805,000  Hertz Corporation                                    6.50          05/15/06       2,727,863
                                                                                           --------------
                                                                                           $   6,608,971
             TOTAL CORPORATE BONDS & NOTES                                                 $  42,305,258
             (Cost $43,232,886)

             U.S. GOVERNMENT AGENCY SECURITIES - 43.00%
             FEDERAL AGENCY - OTHER - 1.53%
$ 2,000,000  Tennessee Valley Authority                           6.50 %        08/20/01   $   2,028,120

             FEDERAL FARM CREDIT BANKS - 1.47%
$ 2,000,000  Federal Farm Credit Bank                             5.75 %        02/09/05   $   1,945,620

             FEDERAL HOME LOAN BANKS - 5.95%
$ 8,000,000  FHLB                                                 5.53 %        01/15/03   $   7,871,440

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 30.72%
$12,000,000  FNMA                                                 4.63 %        10/15/01   $  11,698,080
 15,000,000  FNMA                                                 5.13          02/13/04      14,418,000
    386,289  FNMA #190843                                         7.00          06/01/09         388,317
    292,438  FNMA #303905                                         6.50          05/01/11         288,718
  2,599,325  FNMA #313644                                         7.00          08/01/27       2,570,654
  2,396,609  FNMA #50761                                          6.00          07/01/08       2,313,471
  5,000,000  FNMA MTN                                             6.18          06/23/00       5,034,950
  2,000,000  FNMA MTN                                             6.69          08/07/01       2,032,200
  1,955,253  FNMA #411023                                         6.50          03/01/13       1,927,938
                                                                                           --------------
                                                                                           $  40,672,328

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.33%
$   103,454  GNMA #157247                                         9.50 %        05/20/16   $     110,117
    789,558  GNMA #336930                                         7.50          03/15/23         799,143
  1,008,729  GNMA #417389                                         7.00          05/15/26         996,049
  1,134,105  GNMA #418261                                         6.50          04/15/26       1,091,576
  1,432,530  GNMA #423779                                         7.00          05/15/26       1,414,165
                                                                                           --------------
                                                                                           $   4,411,050

                                                      PORTFOLIO OF INVESTMENTS -
Short-Intermediate U.S. Government Income Fund                     JUNE 30, 1999
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
             REAL ESTATE MORTGAGE INVESTMENT CONDUITS - 0.00%
$     3,533  FNMA 1993-G19-/-                                     6.50 %        04/25/23   $       3,715
                                                                                           --------------
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $  56,932,273
             (Cost $57,228,643)

             U.S. TREASURY SECURITIES - 20.30%
             U.S. TREASURY NOTES - 20.30%
$ 1,500,000  U.S. Treasury Notes                                  5.25 %        08/15/03   $   1,474,455
  3,500,000  U.S. Treasury Notes                                  5.38          06/30/03       3,457,895
    500,000  U.S. Treasury Notes                                  5.75          08/15/03         500,310
  1,400,000  U.S. Treasury Notes                                  6.00          07/31/02       1,414,658
 11,000,000  U.S. Treasury Notes                                  6.13          12/31/01      11,132,330
     50,000  U.S. Treasury Notes                                  6.38          03/31/01          50,719
    500,000  U.S. Treasury Notes                                  6.50          08/15/05         515,390
    300,000  U.S. Treasury Notes                                  7.25          08/15/04         319,125
  4,000,000  U.S. Treasury Notes                                  7.88          11/15/04       4,375,000
  3,500,000  U.S. Treasury Notes                                  8.50          11/15/00       3,640,560
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $  26,880,442
             (Cost $27,224,341)

             SHORT-TERM INSTRUMENTS - 3.89%
             REPURCHASE AGREEMENTS - 0.90%
$   734,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.92          07/01/99   $     734,000
    453,000  JP Morgan Securities Incorporated Repurchase
               Agreement - 102% Collateralized by U.S.
               Government Securities                              4.90          07/01/99         453,000
                                                                                           --------------
                                                                                           $   1,187,000

PORTFOLIO OF INVESTMENTS -
JUNE 30, 1999                     Short-Intermediate U.S. Government Income Fund
------------------------------------------------------------------------

                                                               YIELD TO        MATURITY
 PRINCIPAL   SECURITY NAME                                     MATURITY          DATE          VALUE
             SHORT-TERM INSTRUMENTS (CONTINUED)
             U.S. TREASURY BILLS - 2.99%
$ 4,000,000  U.S. Treasury Bills                                  4.66 %        09/16/99   $   3,961,240
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   5,148,240
             (Cost $5,149,270)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $132,835,140)* (Notes 1 and 3)                     99.15%               $  131,266,213
              Other Assets and Liabilities, Net                         0.85                     1,121,760
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  132,387,973
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

 ++ THESE SECURITIES ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933. ALL 144A PROGRAMS ARE EVALUATED FOR LIQUIDITY BASED UPON REVIEW OF THE PROSPECTUS WHICH INDICATES THE PROBABLE REGISTRATION DATE AND WERE DEEMED TO BE "LIQUID BY FUND MANAGEMENT". IN ADDITION, 144A SECURITIES ARE FREQUENTLY TRADED PRIOR TO THE EFFECTIVE REGISTRATION DATE". ALL 144A SECURITIES CAN ONLY BE PURCHASED AND/OR SOLD TO QUALIFIED INSTITUTIONAL BUYERS.
-/- THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $      209,868
Gross Unrealized Depreciation       (1,778,795)
                                --------------
NET UNREALIZED DEPRECIATION     $   (1,568,927)
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund                   PORTFOLIO OF INVESTMENTS - JUNE 30, 1999
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 4.25%
             REAL ESTATE INVESTMENT TRUSTS - 4.19%
      9,300  Archstone Communities Trust                                     $    183,558  $     204,019
      9,900  Arden Realty Group Incorporated                                      217,147        243,788
      9,700  Duke Realty Investments Incorporated                                 213,535        218,856
      3,700  Equity Residential Properties Trust                                  150,284        166,731
      8,000  Health Care Property Investors Incorporated                          249,086        231,000
      7,600  Highwoods Properties Incorporated                                    197,227        208,525
      7,600  Indymac Mortgage Holdings Incorporated                                62,544        121,600
     10,900  Kilroy Realty Corporation                                            226,000        265,006
     11,700  Nationwide Health Properties Incorporated                            217,374        223,031
      6,400  Post Properties Incorporated                                         234,487        262,400
                                                                             ------------  --------------
                                                                             $  1,951,242  $   2,144,956

             UTILITIES - 0.06%
        400  GTE Corporation                                                 $     22,857  $      30,275
                                                                             ------------  --------------
             TOTAL COMMON STOCKS                                             $  1,974,099  $   2,175,231

             PREFERRED STOCKS - 2.18%
             CONVERTIBLES - 2.18%
        800  Aetna Incorporated                                              $     58,514  $      59,400
     22,000  Duke Capital Financing                                               551,500        537,625
      5,000  Enterprise Capital Trust III                                         123,125        114,063
      5,000  PSCO Capital Trust I                                                 128,438        121,563
      3,000  Texas Utilities Company                                              157,408        165,000
      5,000  U.S. Bancorp Capitol II                                              125,000        118,750
                                                                             ------------  --------------
             TOTAL PREFERRED STOCKS                                          $  1,143,985  $   1,116,401

             INTERNATIONAL STOCKS - 0.36%
             MANUFACTURING PROCESSING - 0.36%
      4,000  British Steel PLC ADR (UK)                                      $     66,865  $     104,250
      2,000  Imperial Chemical Industries PLC ADR (UK)                             74,495         79,500
                                                                             ------------  --------------
             TOTAL INTERNATIONAL STOCKS                                      $    141,360  $     183,750

PORTFOLIO OF INVESTMENTS - JUNE 30, 1999                   Strategic Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             FOREIGN GOVERNMENTS - 3.37%
             FOREIGN GOVERNMENTS - 3.37%
$   340,000  Republic of Argentina++                             11.00 %        10/09/06   $     314,075
    600,000  Republic of Colombia                                 9.75          04/23/09         493,500
    170,000  Republic of Poland++                                 7.13          07/01/04         171,700
    440,000  Republic of the Philippines                          8.88          04/15/08         433,400
    335,000  United Mexican States                                8.63          03/12/08         309,875
                                                                                           --------------
             TOTAL FOREIGN GOVERNMENTS                                                     $   1,722,550
             (Cost $1,639,397)

             CORPORATE BONDS & NOTES - 78.52%
             BANK & FINANCE - 13.85%
$   500,000  American General Finance Corporation                 8.13 %        08/15/09   $     536,250
  1,250,000  Chancellor Media Corporation                         8.00          11/01/08       1,238,001
    940,000  Chase Mahattan Corporation                           5.75          04/15/04         910,625
  1,000,000  Fleet National Bank                                  5.75          01/15/09         911,250
  1,000,000  Fremont General Corporation                          7.88          03/17/09         947,500
    500,000  Homeside Incorporated Private Placement             11.25          05/15/03         573,750
  1,290,000  Korea Development Bank                               6.63          11/21/03       1,240,013
    750,000  Willis Corroon Corporation                           9.00          02/01/09         725,625
                                                                                           --------------
                                                                                           $   7,083,014

             ENERGY & RELATED - 1.99%
$ 1,060,000  Pennzoil-Quaker State Company                        6.75 %        04/01/09   $   1,016,275

             ENTERTAINMENT & LEISURE - 8.55%
$ 1,000,000  Carmike Cinemas Incorporated Private Placement       9.38 %        02/01/09   $     977,500
  1,000,000  Cinemark USA Incorporated                            9.63          08/01/08         992,500
  1,000,000  Loews Cineplex Entertainment                         8.88          08/01/08         970,000
  1,000,000  Regal Cinemas Incorporated Private Placement         9.50          06/01/08         935,000
    500,000  Sun International Hotels Limited                     9.00          03/15/07         501,250
                                                                                           --------------
                                                                                           $   4,376,250

Strategic Income Fund                   PORTFOLIO OF INVESTMENTS - JUNE 30, 1999
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES (CONTINUED)
             FOOD & RELATED - 3.58%
$   750,000  Marsh Supermarkets Incorporated++                    8.88 %        08/01/20   $     763,125
  1,000,000  Randalls Food Markets Incorporated                   9.38          07/01/07       1,067,500
                                                                                           --------------
                                                                                           $   1,830,625

             FOREIGN CORPORATE BONDS - 0.49%
$   250,000  TM Group Holdings PLC                               11.00 %        05/15/08   $     251,875

             HEALTHCARE - 2.96%
$   500,000  Tenet Healthcare Corporation++                       8.13 %        12/01/08   $     481,250
  1,000,000  Vista Eyecare Incorporated                          12.75          10/15/05       1,032,500
                                                                                           --------------
                                                                                           $   1,513,750

             INDUSTRIALS - 18.83%
$   500,000  American Standard Incorporated                       7.13 %        06/01/06   $     515,158
    500,000  Applied Power Incorporated                           8.75          04/01/09         483,750
  1,430,000  Cendant Corporation                                  7.75          12/01/03       1,444,300
    500,000  Chiquita Brands International Incorporated          10.25          11/01/06         507,500
    250,000  D. R. Horton Incorporated                            8.00          02/01/09         235,625
  1,000,000  D. R. Horton Incorporated                           10.00          04/15/06       1,051,250
    500,000  Garden State Newspapers                              8.63          07/01/11         468,750
    500,000  Hollinger International Publishing Incorporated      9.25          03/15/07         510,000
  1,200,000  Imperial Tobacco Overseas                            7.13          04/01/09       1,165,500
    750,000  Kaufman & Broad Home Corporation                     9.63          11/15/06         776,250
  1,000,000  News America Holdings Incorporated                   8.00          10/17/16       1,013,750
    250,000  Packaging Corporation of America                     9.63          04/01/09         251,875
  1,000,000  Prologis Trust                                       7.10          04/15/08         952,500
    250,000  Simmons Company                                     10.25          03/15/09         254,375
                                                                                           --------------
                                                                                           $   9,630,583

             REAL ESTATE INVESTMENT TRUSTS - 0.99%
$   525,000  Simon Property Group Incorporated                    6.75 %        02/09/04   $     509,250

PORTFOLIO OF INVESTMENTS - JUNE 30, 1999                   Strategic Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES (CONTINUED)
             RETAIL & RELATED - 6.51%
$   750,000  Ames Department Stores Incorporated                 10.00 %        04/15/06   $     733,125
    125,000  Home Interiors Gifts                                10.13          06/01/08         124,688
  1,000,000  Jones Apparel Group                                  7.88          06/15/06       1,000,000
  1,000,000  K-Mart Corporation                                   8.25          01/01/22       1,005,000
    500,000  Revlon Consumer Products Corporation                 8.63          02/01/08         466,250
                                                                                           --------------
                                                                                           $   3,329,063

             TELECOMMUNICATIONS - 14.82%
$   500,000  Adelphia Communications Corporation++                9.88 %        03/01/07   $     528,750
    500,000  Adelphia Communications Corporation Series B        10.50          07/15/04         535,000
  1,300,000  Cable & Wireless Communications                      6.75          03/06/08       1,256,125
    250,000  Cadmus Communication Corporation                     9.75          06/01/09         250,313
    500,000  Charter Communications Holdings LLC                  8.63          04/01/09         480,000
  1,000,000  Comcast Cellular Holdings                            9.50          05/01/07       1,123,750
    500,000  Comcast Corporation                                  9.50          01/15/08         525,000
    500,000  CSC Holdings Incorporated                            9.88          02/15/13         540,000
    500,000  CSC Holdings Incorporated                           10.50          05/15/16         563,750
    250,000  Frontiervision Operating Partners++                 11.00          10/15/06         275,000
  1,000,000  Sprint Capital Corporation                           6.13          11/15/08         932,500
    500,000  TCI Communications Incorporated                      8.75          08/01/15         572,500
                                                                                           --------------
                                                                                           $   7,582,688

             TRANSPORTATION - 5.95%
$   250,000  Avis Rent A Car Incorporated                        11.00 %        05/01/09   $     250,313
  1,000,000  Budget Group Incorporated                            9.13          04/01/06         935,000
  1,274,277  Federal Express Corporation                          6.85          01/15/19       1,230,595
    650,000  Union Pacific Corporation                            6.63          02/01/08         627,250
                                                                                           --------------
                                                                                           $   3,043,158
             TOTAL CORPORATE BONDS & NOTES                                                 $  40,166,531
             (Cost $41,462,998)

Strategic Income Fund                   PORTFOLIO OF INVESTMENTS - JUNE 30, 1999
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES - 2.33%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.33%
$ 1,206,945  FNMA Pool #411023                                    6.50 %        03/01/13   $   1,190,084
             (Cost $1,216,940)

             U.S. TREASURY SECURITIES - 1.91%
             U.S. TREASURY NOTES - 1.91%
$ 1,000,000  U.S. Treasury Notes                                  5.50 %        05/15/09   $     976,870
             (Cost $993,594)

             SHORT-TERM INSTRUMENTS - 0.89%
             REPURCHASE AGREEMENTS - 0.89%
$   455,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.92          07/01/99   $     455,000
             (Cost $455,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $49,027,373)* (Notes 1 and 3)                      93.81%               $  47,986,417
              Other Assets and Liabilities, Net                         6.19                    3,165,947
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  51,152,364
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

 ++ THESE SECURITIES ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933. ALL 144A PROGRAMS ARE EVALUATED FOR LIQUIDITY BASED UPON REVIEW OF THE PROSPECTUS WHICH INDICATES THE PROBABLE REGISTRATION DATE AND WERE DEEMED TO BE "LIQUID BY FUND MANAGEMENT." IN ADDITION, 144A SECURITIES ARE FREQUENTLY TRADED PRIOR TO THE EFFECTIVE REGISTRATION DATE. ALL 144A SECURITIES CAN ONLY BE PURCHASED AND/OR SOLD TO QUALIFIED INSTITUTIONAL BUYERS.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS $49,035,889 AND NET UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $      439,370
Gross Unrealized Depreciation       (1,488,842)
                                --------------
NET UNREALIZED DEPRECIATION     $   (1,049,472)
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS - JUNE 30, 1999             U.S. Government Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES - 89.72%
             FEDERAL AGENCY - OTHER - 4.43%
$ 4,000,000  Tennessee Valley Authority                           6.38 %        06/15/05   $   4,015,640
  5,000,000  Tennessee Valley Authority                           6.75          11/01/25       4,979,750
                                                                                           --------------
                                                                                           $   8,995,390

             FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.30%
$ 5,000,000  FHLMC                                                7.10 %        04/10/07   $   5,199,200
  1,437,552  FHLMC #G00683                                        8.50          12/01/25       1,502,314
                                                                                           --------------
                                                                                           $   6,701,514

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 59.21%
$ 5,000,000  FNMA                                                 5.75 %        02/15/08   $   4,780,450
  4,000,000  FNMA                                                 5.88          04/23/04       3,915,000
  3,706,528  FNMA #251906                                         7.50          07/01/28       3,745,891
  9,944,671  FNMA #252211                                         6.00          01/01/28       9,344,411
  2,527,198  FNMA #376272                                         7.00          02/01/12       2,540,870
  3,202,099  FNMA #417768                                         6.50          03/01/28       3,090,154
    424,539  FNMA #421867                                         6.50          04/01/28         409,697
  5,916,235  FNMA #424815                                         6.50          04/01/28       5,709,403
  4,187,190  FNMA #426032                                         7.50          06/01/28       4,231,658
  9,327,561  FNMA #430040                                         6.50          06/01/28       9,001,469
  9,170,553  FNMA #430194                                         7.00          06/01/28       9,069,402
  3,952,622  FNMA #70765                                          9.00          03/01/21       4,189,107
  6,949,039  FNMA #251615                                         7.50          04/01/28       7,022,838
  9,068,905  FNMA #251700                                         6.00          05/01/13       8,763,918
  8,773,012  FNMA #251700                                         6.50          05/01/13       8,650,453
  8,777,266  FNMA #415789                                         6.00          05/01/28       8,247,470
  5,101,526  FNMA #430540                                         7.00          06/01/28       5,045,256
  4,241,102  FNMA #432484                                         7.00          06/01/28       4,194,322
  9,555,966  FNMA #440447                                         6.00          09/01/28       8,979,168
  9,622,899  FNMA #443908                                         6.50          11/01/28       9,286,482
                                                                                           --------------
                                                                                           $ 120,217,419

U.S. Government Income Fund             PORTFOLIO OF INVESTMENTS - JUNE 30, 1999
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 22.78%
$   288,612  GNMA #0058                                           9.00 %        07/20/22   $     305,767
    221,288  GNMA #0864                                           6.50          02/20/08         220,247
     85,523  GNMA #1168                                           9.00          04/20/19          90,980
    101,698  GNMA #157247                                         9.50          05/20/16         108,248
     61,336  GNMA #158583                                         9.00          09/20/16          65,174
    331,250  GNMA #170928                                         9.00          09/20/16         347,812
    214,035  GNMA #1740                                           9.00          12/20/21         227,290
     17,193  GNMA #223618                                        10.00          01/15/19          18,327
    159,376  GNMA #227132                                         9.00          07/20/17         167,345
  1,341,975  GNMA #291124                                         7.50          06/15/25       1,411,167
  2,028,580  GNMA #306052                                         9.00          06/15/21       2,161,817
  1,954,732  GNMA #319413                                         7.25          12/15/18       2,012,749
    701,829  GNMA #336930                                         7.50          03/15/23         710,350
  1,882,899  GNMA #358863                                         7.25          01/15/29       1,938,783
  1,562,665  GNMA #362589                                         6.88          01/15/29       1,560,212
  1,655,051  GNMA #430800                                         7.00          05/15/25       1,634,247
  2,551,004  GNMA #450871                                         8.00          05/15/27       2,625,723
  7,190,086  GNMA #467791                                         7.50          04/15/28       7,272,916
     11,164  GNMA #766                                            9.50          05/20/17          11,881
  3,176,554  GNMA II #002496                                      7.00          10/20/27       3,121,727
    115,848  GNMA II #1236                                        9.50          08/20/19         123,254
    496,117  GNMA II #1239                                       11.00          08/20/19         544,796
    573,969  GNMA II #1273                                        9.50          10/20/19         610,662
    191,344  GNMA II #1420                                       11.00          06/20/20         209,976
     15,523  GNMA II #1436                                       10.00          07/20/20          16,614
    105,089  GNMA II #1454                                       10.00          08/20/20         112,478
     77,767  GNMA II #1456                                       11.00          08/20/20          85,397
    159,438  GNMA II #1472                                       10.00          09/20/20         170,648
    109,284  GNMA II #1526                                       10.00          12/20/20         116,968
    120,019  GNMA II #1544                                       10.00          01/20/21         128,458
     63,132  GNMA II #1579                                        9.50          03/20/21          67,143
     67,279  GNMA II #1580                                        9.00          04/20/21          71,446
    769,227  GNMA II #1580                                       10.00          03/20/21         823,311
    606,307  GNMA II #1616                                       10.00          05/20/21         648,936
    120,901  GNMA II #173                                        10.00          07/20/14         129,016

PORTFOLIO OF INVESTMENTS - JUNE 30, 1999             U.S. Government Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
$    81,050  GNMA II #1848                                       10.00 %        06/20/22   $      86,748
  1,392,623  GNMA II #2268                                        7.50          08/20/26       1,400,449
  1,169,288  GNMA II #2303                                        7.50          10/20/26       1,175,860
     56,149  GNMA II #340045                                      8.00          03/20/23          57,680
    262,551  GNMA II #418627                                      8.50          11/20/25         274,127
     18,114  GNMA II #495                                        10.00          02/20/16          19,344
      1,167  GNMA II #60                                         10.00          12/20/13           1,243
     47,516  GNMA II #811                                         8.00          02/20/23          48,812
  1,060,714  GNMA #352961                                         6.50          05/15/24       1,026,824
  2,199,567  GNMA #414636                                         7.50          10/15/25       2,223,521
 10,449,170  GNMA #486724                                         6.50          12/15/28      10,056,490
                                                                                           --------------
                                                                                           $  46,242,963
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $ 182,157,286
             (Cost $186,172,571)

             U.S. TREASURY SECURITIES - 8.91%
             U.S. TREASURY BONDS - 7.96%
$ 1,500,000  U.S. Treasury Bonds                                  5.25 %        11/15/28   $   1,329,615
  1,500,000  U.S. Treasury Bonds                                  5.25          02/15/29       1,347,660
  5,000,000  U.S. Treasury Bonds                                  5.50          08/15/28       4,578,100
  7,000,000  U.S. Treasury Bonds                                 10.38          11/15/12       8,919,540
                                                                                           --------------
                                                                                           $  16,174,915

             U.S. TREASURY NOTES - 0.95%
$ 2,000,000  U.S. Treasury Notes                                  4.75 %        02/15/04   $   1,923,740
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $  18,098,655
             (Cost $19,450,740)

U.S. Government Income Fund             PORTFOLIO OF INVESTMENTS - JUNE 30, 1999
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 1.09%
             REPURCHASE AGREEMENTS - 1.09%
$ 1,888,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.92          07/01/99   $   1,888,000
    157,000  JP Morgan Securities Incorporated Repurchase
               Agreement - 102% Collateralized by U.S.
               Government Securities                              4.90          07/01/99         157,000
    157,000  Morgan Stanley & Company Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.80          07/01/99         157,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   2,202,000
             (Cost $2,202,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $207,825,311)* (Notes 1 and 3)                     99.72%               $  202,457,941
              Other Assets and Liabilities, Net                         0.28                       571,691
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  203,029,632
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $      412,670
Gross Unrealized Depreciation       (5,780,040)
                                --------------
NET UNREALIZED DEPRECIATION     $   (5,367,370)
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS - JUNE 30, 1999           Variable Rate Government Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES - 98.80%
             ADJUSTABLE RATE MORTGAGES - 90.88%
$ 5,886,947  FHLMC #610303                                        7.00 %        04/01/18   $   6,020,345
  2,354,478  FHLMC #840118                                        7.63          09/01/18       2,458,969
     13,424  FHLMC #845410 (CMT)                                  6.89          07/01/23          13,699
      5,337  FHLMC #845613 (CMT)-/-                               6.99          01/01/24           5,577
  8,573,756  FHLMC #846150 (CMT)                                  7.07          04/01/21       8,940,799
  5,506,780  FHLMC #846602                                        6.97          04/01/27       5,724,463
 20,000,000  FNMA                                                 5.13          02/13/04      19,224,000
  5,980,278  FNMA #136014 (COFI)                                  5.87          05/01/18       5,841,954
  6,519,245  FNMA #57733                                          5.74          02/01/17       6,336,902
  2,608,501  FNMA #57775                                          5.77          05/01/18       2,533,924
  8,432,045  FNMA #66397                                          5.90          03/01/18       8,202,777
  8,391,109  FNMA #323186                                         7.20          09/01/25       8,763,507
  5,515,850  FNMA #323382                                         6.90          10/01/28       5,674,431
  4,534,711  GNMA II #80205                                       5.00          06/20/28       4,569,447
  6,128,324  GNMA II #8076                                        6.13          11/20/22       6,227,910
  7,684,468  GNMA II #8121 (CMT)                                  6.37          01/20/23       7,792,512
                                                                                           --------------
                                                                                           $  98,331,216

             REAL ESTATE MORTGAGE INVESTMENT CONDUITS - 7.92%
$ 1,540,910  FHLMC #1534                                          6.39 %        06/15/23   $   1,569,309
  7,200,000  FNMA 1999-31                                         5.53          05/25/28       7,000,891
                                                                                           --------------
                                                                                           $   8,570,200
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $ 106,901,416
             (Cost $108,421,987)

             U.S. TREASURY SECURITIES - 0.91%
             U.S. TREASURY NOTES - 0.91%
$ 1,000,000  U.S. Treasury Notes                                  5.38 %        06/30/03   $     987,970
             (Cost $1,044,650)

Variable Rate Government Fund           PORTFOLIO OF INVESTMENTS - JUNE 30, 1999
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 0.22%
             REPURCHASE AGREEMENTS - 0.22%
$   241,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.92          07/01/99   $     241,000
             (Cost $241,000)
             TOTAL INVESTMENTS IN SECURITIES

              (Cost $109,707,637)* (Notes 1 and 3)                     99.93%               $  108,130,386
              Other Assets and Liabilities, Net                         0.07                        72,236
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  108,202,622
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

-/- THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
  *  COST FOR FEDERAL INCOME TAX PURPOSES IS $109,772,793 AND NET
     UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $      209,951
Gross Unrealized Depreciation       (1,802,358)
                                --------------
NET UNREALIZED DEPRECIATION     $   (1,592,407)
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

Income Funds                 STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1999
------------------------------------------------------------------------

                                                             SHORT-INTERMEDIATE
                                                                     U.S.
                                               CORPORATE       GOVERNMENT
                                               BOND FUND      INCOME FUND

ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $18,535,031     $131,266,213
  Cash                                             6,212            5,959
RECEIVABLES:
  Dividends and interest                         343,691        1,600,283
  Fund shares sold                                66,859          421,763
  Investment securities sold                           0                0
  Cash collateral for security loaned
    (Note 4)                                           0                0
Prepaid expenses                                  46,223           16,970
Appreciation of foreign currency forward
  contracts                                            0                0
TOTAL ASSETS                                  18,998,016      133,311,188

LIABILITIES
Payables:
  Distribution to shareholders                    86,741          632,324
  Fund shares redeemed                            27,274          135,274
  Cash collateral for security loaned
    (Note 4)                                           0                0
  Due to distributor (Note 2)                      7,153           10,307
  Due to adviser (Note 2)                         10,826           54,144
  Other                                           79,257           91,166
TOTAL LIABILITIES                                211,251          923,215
TOTAL NET ASSETS                             $18,786,765     $132,387,973
NET ASSETS CONSIST OF:
  Paid-in capital                            $19,560,558     $150,061,801
  Undistributed net investment income
    (loss)                                        12,515                0
  Undistributed net realized gain (loss)
    on investments                              (137,218)     (16,104,901)
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currency             (649,090)      (1,568,927)
  Net unrealized appreciation
    (depreciation) of foreign currency
    forward contracts                                  0                0
TOTAL NET ASSETS                             $18,786,765     $132,387,973

COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets - Class A                         $ 5,481,804     $ 42,955,950
Shares outstanding - Class A                     569,970        4,412,340
Net asset value per share - Class A          $      9.62     $       9.74
Maximum offering price per share - Class
  A                                          $     10.07(1)  $      10.04(2)
Net assets - Class B                         $11,310,960     $  9,643,333
Shares outstanding - Class B                   1,175,816          990,439
Net asset value and offering price per
  share - Class B                            $      9.62     $       9.74
Net assets - Class C                         $ 1,994,001              N/A
Shares outstanding - Class C                     207,355              N/A
Net asset value and offering price per
  share - Class C                            $      9.62              N/A
Net assets - Institutional Class                     N/A     $ 79,788,690
Shares outstanding - Institutional Class             N/A        8,352,686
Net asset value and offering price per
  share - Institutional Class                        N/A     $       9.55
INVESTMENT AT COST (NOTE 3)                  $19,184,121     $132,835,140
-------------------------------------------------------------------------

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1999                 Income Funds
------------------------------------------------------------------------

                                                                                  VARIABLE
                                                                     U.S.             RATE
                                               STRATEGIC       GOVERNMENT       GOVERNMENT
                                             INCOME FUND      INCOME FUND             FUND

ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $47,986,417     $202,457,941     $108,130,386
  Cash                                             3,826            5,620           39,021
RECEIVABLES:
  Dividends and interest                         999,187        1,499,458          884,513
  Fund shares sold                               208,107          736,301           51,364
  Investment securities sold                   2,304,454                0          337,690
  Cash collateral for security loaned
    (Note 4)                                     738,388        8,713,535        1,044,431
Prepaid expenses                                  44,693            9,025            3,144
Appreciation of foreign currency forward
  contracts                                       14,103                0                0
TOTAL ASSETS                                  52,299,175      213,421,880      110,490,549

LIABILITIES
Payables:
  Distribution to shareholders                   268,697          988,784          424,067
  Fund shares redeemed                            36,807          289,636           30,096
  Cash collateral for security loaned
    (Note 4)                                     738,388        8,713,535        1,044,431
  Due to distributor (Note 2)                     28,116          125,707          600,022
  Due to adviser (Note 2)                         28,505          132,189           66,625
  Other                                           46,298          142,397          122,686
TOTAL LIABILITIES                              1,146,811       10,392,248        2,287,927
TOTAL NET ASSETS                             $51,152,364     $203,029,632     $108,202,622
NET ASSETS CONSIST OF:
  Paid-in capital                            $52,711,915     $224,256,041     $255,742,350
  Undistributed net investment income
    (loss)                                        84,559                0                0
  Undistributed net realized gain (loss)
    on investments                              (617,257)     (15,859,039)    (145,962,477)
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currency           (1,040,956)      (5,367,370)      (1,577,251)
  Net unrealized appreciation
    (depreciation) of foreign currency
    forward contracts                             14,103                0                0
TOTAL NET ASSETS                             $51,152,364     $203,029,632     $108,202,622

COMPUTATION OF NET ASSET VALUE AND
  OFFERING PRICE PER SHARE
Net assets - Class A                         $11,223,402     $154,122,052     $108,202,622
Shares outstanding - Class A                     932,344       14,515,664       12,077,405
Net asset value per share - Class A          $     12.04     $      10.62     $       8.96
Maximum offering price per share - Class
  A                                          $     12.61(1)  $      11.12(1)  $       9.24(2)
Net assets - Class B                         $36,891,598     $ 36,780,010              N/A
Shares outstanding - Class B                   3,062,458        3,519,717              N/A
Net asset value and offering price per
  share - Class B                            $     12.05     $      10.45              N/A
Net assets - Class C                         $ 3,037,364     $  4,628,686              N/A
Shares outstanding - Class C                     252,129          442,703              N/A
Net asset value and offering price per
  share - Class C                            $     12.05     $      10.46              N/A
Net assets - Institutional Class                     N/A     $  7,498,884              N/A
Shares outstanding - Institutional Class             N/A          489,039              N/A
Net asset value and offering price per
  share - Institutional Class                        N/A     $      15.33              N/A
INVESTMENT AT COST (NOTE 3)                  $49,027,373     $207,825,311     $109,707,637
------------------------------------------------------------------------------------------

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
The accompanying notes are an integral part of these financial statements.

                                                       STATEMENT OF OPERATIONS -
Income Funds                                    FOR THE YEAR ENDED JUNE 30, 1999
------------------------------------------------------------------------

                                                            SHORT-INTERMEDIATE
                                                                   U.S.
                                              CORPORATE      GOVERNMENT
                                              BOND FUND     INCOME FUND

INVESTMENT INCOME
  Dividends                                  $        0     $         0
  Interest                                    1,095,858       9,219,109
TOTAL INVESTMENT INCOME                       1,095,858       9,219,109
EXPENSES (NOTE 2)
  Advisory fees                                  76,788         696,188
  Administration fees                            12,808         112,334
  Custody fees                                    2,565          27,052
  Shareholder servicing fees                     38,394         370,653
  Portfolio accounting fees                      34,749          89,345
  Transfer agency fees                           21,500         126,674
  Distribution fees                              81,211          65,964
  Organization costs                                  0           6,244
  Legal and audit fees                           57,702          54,380
  Registration fees                              29,620          52,294
  Directors' fees                                 4,543           1,370
  Shareholder reports                            12,786          34,124
  Other                                          13,036           3,629
TOTAL EXPENSES                                  385,702       1,640,251
Less:
  Waived fees and reimbursed expenses          (163,180)       (284,939)
Net Expenses                                    222,522       1,355,312
NET INVESTMENT INCOME (LOSS)                    873,336       7,863,797

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) from:
    Investments                                 (93,479)         29,922
    Foreign currency transactions                   651               0
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                (689,154)     (3,516,889)
    Translation of assets and
      liabilities in foreign currencies               0               0
    Foreign currency forward contracts                0               0
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS                                 (781,982)     (3,486,967)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $   91,354     $ 4,376,830
-----------------------------------------------------------------------

(1) FOR THE PERIOD FROM JULY 13, 1998 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1999.
The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS -
FOR THE YEAR ENDED JUNE 30, 1999                                    Income Funds
------------------------------------------------------------------------

                                                                                VARIABLE
                                               STRATEGIC            U.S.            RATE
                                                  INCOME      GOVERNMENT      GOVERNMENT
                                                FUND (1)     INCOME FUND            FUND

INVESTMENT INCOME
    Dividends                                $   339,097     $         0     $         0
    Interest                                   2,630,458      14,128,416       7,505,993
TOTAL INVESTMENT INCOME                        2,969,555      14,128,416       7,505,993
EXPENSES (NOTE 2)
    Advisory fees                                207,018       1,118,280         684,217
    Administration fees                           32,646         179,769         108,812
    Custody fees                                   6,416         108,701          32,854
    Shareholder servicing fees                    96,048         665,037             379
    Portfolio accounting fees                     49,955         106,228          88,866
    Transfer agency fees                          53,787         306,666         191,580
    Distribution fees                            226,730         273,563         342,487
    Organization costs                                 0               0               0
    Legal and audit fees                          37,185          49,227          41,268
    Registration fees                             44,351          78,220           2,019
    Directors' fees                                4,641           1,370           1,555
    Shareholder reports                           18,307         107,664          36,772
    Other                                          8,840          10,600          15,958
TOTAL EXPENSES                                   785,924       3,005,325       1,546,767
  Less:
    Waived fees and reimbursed expenses         (283,866)       (605,634)       (480,389)
  Net Expenses                                   502,058       2,399,691       1,066,378
NET INVESTMENT INCOME (LOSS)                   2,467,497      11,728,725       6,439,615

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) from:
      Investments                               (617,257)        954,140      (1,468,711)
      Foreign currency transactions                1,690               0               0
    Net change in unrealized
      appreciation (depreciation) of:
      Investments                             (1,041,954)     (7,016,388)     (1,882,277)
      Translation of assets and
        liabilities in foreign
        currencies                                   998               0               0
      Foreign currency forward contracts          14,103               0               0
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS                                (1,642,420)     (6,062,248)     (3,350,988)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $   825,077     $ 5,666,477     $ 3,088,627
----------------------------------------------------------------------------------------

(1) FOR THE PERIOD FROM JULY 13, 1998 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1999.
The accompanying notes are an integral part of these financial statements.

Income Funds                                 STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                                       CORPORATE BOND FUND
                                             -----------------------------
                                                                FROM APRIL
                                                                   1, 1998
                                                              (COMMENCEMENT
                                                                        OF
                                                  FOR THE      OPERATIONS)
                                               YEAR ENDED               TO
                                                 JUNE 30,         JUNE 30,
                                                     1999             1998

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)                 $    873,336     $     97,942
Net realized gain (loss) on sale of
  investments and foreign currency
  transactions                                    (92,828)          14,604
Net change in unrealized appreciation
  (depreciation) of investments and
  translation of assets in foreign
  currency                                       (689,154)          40,064
Net change in unrealized appreciation
  (depreciation) of foreign currency
  forward contracts                                     0                0
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                      91,354          152,610
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                      (301,656)         (59,155)
    CLASS B                                      (494,210)         (36,202)
    CLASS C                                       (78,121)          (2,585)
    INSTITUTIONAL CLASS                               N/A              N/A
  From net realized gain on sale of
    investments
    CLASS A                                       (17,016)               0
    CLASS B                                       (34,782)               0
    CLASS C                                        (4,732)               0
    INSTITUTIONAL CLASS                               N/A              N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A           4,298,862        5,486,114
  Reinvestment of dividends - Class A             127,714           25,324
  Cost of shares redeemed - Class A            (4,188,224)         (35,386)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM
  CAPITAL SHARE TRANSACTIONS - CLASS A            238,352        5,476,052
  Proceeds from shares sold - Class B           8,152,989        4,674,276
  Reinvestment of dividends - Class B             350,463           10,428
  Cost of shares redeemed - Class B            (1,310,668)        (115,854)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM
  CAPITAL SHARE TRANSACTIONS - CLASS B          7,192,784        4,568,850
  Proceeds from shares sold - Class C           2,076,396          296,460
  Reinvestment of dividends - Class C              66,082            1,192
  Cost of shares redeemed - Class C              (344,908)               0
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM
  CAPITAL SHARE TRANSACTIONS - CLASS C          1,797,570          297,652
  Proceeds from shares sold -
    Institutional Class                               N/A              N/A
  Reinvestment of dividends -
    Institutional Class                               N/A              N/A
  Cost of shares redeemed -
    Institutional Class                               N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM
  CAPITAL SHARE TRANSACTIONS -
  INSTITUTIONAL CLASS                                 N/A              N/A
INCREASE (DECREASE) IN NET ASSETS               8,389,543       10,397,222

NET ASSETS:
  Beginning net assets                         10,397,222                0
ENDING NET ASSETS                            $ 18,786,765     $ 10,397,222
  ENDING BALANCE OF UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                   $      5,621     $      5,621
--------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $8,897,237 FOR CLASS A SHARES AS A RESULT OF THE CONSOLIDATION OF THE MASTERWORKS SHORT-INTERMEDIATE TERM FUND.
(2) "PROCEEDS FROM SHARES SOLD" INCLUDES $9,084,926 FOR CLASS A SHARES, $7,491,591 FOR CLASS B SHARES AND $41,157,653 FOR THE INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE STAGECOACH INTERMEDIATE BOND FUND.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JUNE 15, 1998.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                                 Income Funds
------------------------------------------------------------------------

                                                                                                   STRATEGIC
                                                                                                 INCOME FUND
                                                                                                ------------
                                             SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND        FROM JULY
                                             ----------------------------------------------         13, 1998
                                                                                                (COMMENCEMENT
                                                                   FOR THE                                OF
                                                  FOR THE            THREE          FOR THE      OPERATIONS)
                                               YEAR ENDED     MONTHS ENDED       YEAR ENDED               TO
                                                 JUNE 30,         JUNE 30,        MARCH 31,         JUNE 30,
                                                 1999 (1)         1998 (2)             1998             1999

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)                 $  7,863,797     $  1,204,587     $  4,631,025     $  2,467,497
Net realized gain (loss) on sale of
  investments and foreign currency
  transactions                                     29,922          197,277            8,966         (615,567)
Net change in unrealized appreciation
  (depreciation) of investments and
  translation of assets in foreign
  currency                                     (3,516,889)        (315,497)       2,861,633       (1,040,956)
Net change in unrealized appreciation
  (depreciation) of foreign currency
  forward contracts                                     0                0                0           14,103
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   4,376,830        1,086,367        7,501,624          825,077
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                    (2,552,631)        (411,840)      (1,633,537)        (592,308)
    CLASS B                                      (435,667)         (16,670)(3)          N/A       (1,634,801)
    CLASS C                                           N/A              N/A              N/A         (157,519)
    INSTITUTIONAL CLASS                        (4,875,499)        (776,077)      (2,997,488)             N/A
  From net realized gain on sale of
    investments
    CLASS A                                             0                0                0                0
    CLASS B                                             0                0(3)           N/A                0
    CLASS C                                           N/A              N/A              N/A                0
    INSTITUTIONAL CLASS                                 0                0                0              N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          35,462,628       11,342,063        5,448,204       17,861,432
  Reinvestment of dividends - Class A           1,958,664          298,853        1,300,551          471,992
  Cost of shares redeemed - Class A           (31,334,933)      (3,209,710)     (11,996,563)      (6,778,268)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM
    CAPITAL SHARE TRANSACTIONS - CLASS A        6,086,359        8,431,206       (5,247,808)      11,555,156
  Proceeds from shares sold - Class B           4,909,279        7,582,398(3)           N/A       47,027,538
  Reinvestment of dividends - Class B             374,047                5(3)           N/A        1,158,652
  Cost of shares redeemed - Class B            (2,896,538)         (27,179)(3)          N/A      (10,161,143)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM
    CAPITAL SHARE TRANSACTIONS - CLASS B        2,386,788        7,555,224(3)           N/A       38,025,047
  Proceeds from shares sold - Class C                 N/A              N/A              N/A        4,318,436
  Reinvestment of dividends - Class C                 N/A              N/A              N/A          130,309
  Cost of shares redeemed - Class C                   N/A              N/A              N/A       (1,317,033)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM
  CAPITAL SHARE TRANSACTIONS - CLASS C                N/A              N/A              N/A        3,131,712
  Proceeds from shares sold -
    Institutional Class                        16,076,383       43,495,528        5,679,146              N/A
  Reinvestment of dividends -
    Institutional Class                         2,114,406          182,366          880,516              N/A
  Cost of shares redeemed -
    Institutional Class                       (26,597,579)      (5,405,311)     (16,585,172)             N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM
  CAPITAL SHARE TRANSACTIONS -
  INSTITUTIONAL CLASS                          (8,406,790)      38,272,583      (10,025,510)             N/A
INCREASE (DECREASE) IN NET ASSETS              (3,420,610)      54,140,793      (12,402,719)      51,152,364

NET ASSETS:
  Beginning net assets                        135,808,583       81,667,790       94,070,509                0
ENDING NET ASSETS                            $132,387,973     $135,808,583     $ 81,667,790     $ 51,152,364
  ENDING BALANCE OF UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                   $          0     $          0     $          0     $     84,559
------------------------------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $8,897,237 FOR CLASS A SHARES AS A RESULT OF THE CONSOLIDATION OF THE MASTERWORKS SHORT-INTERMEDIATE TERM FUND.
(2) "PROCEEDS FROM SHARES SOLD" INCLUDES $9,084,926 FOR CLASS A SHARES, $7,491,591 FOR CLASS B SHARES AND $41,157,653 FOR THE INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE STAGECOACH INTERMEDIATE BOND FUND.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JUNE 15, 1998.

The accompanying notes are an integral part of these financial statements.

Income Funds                                 STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                                                U.S. GOVERNMENT INCOME FUND
                                             ----------------------------------------------
                                                  FOR THE      FOR THE SIX          FOR THE
                                               YEAR ENDED     MONTHS ENDED       YEAR ENDED
                                                 JUNE 30,         JUNE 30,         DEC. 31,
                                                     1999             1998         1997 (1)

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)                 $ 11,728,725     $  6,425,799     $  5,631,623
Net realized gain (loss) on sale of
  investments and foreign currency
  transactions                                    954,140        1,653,357      (16,017,813)
Net change in unrealized appreciation
  (depreciation) of investments and
  translation of assets in foreign
  currency                                     (7,016,388)        (498,541)       2,148,328
Net change in unrealized appreciation
  (depreciation) of foreign currency
  forward contracts                                     0                0                0
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   5,666,477        7,580,615       (8,237,862)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                    (9,480,367)      (5,483,277)      (5,440,321)
    CLASS B                                    (1,633,869)        (679,047)         (22,232)(2)
    CLASS C                                      (177,288)         (50,459)        (164,423)
    INSTITUTIONAL CLASS                          (437,201)        (213,016)          (4,647)(2)
  From net realized gain on sale of
    investments
    CLASS A                                             0                0                0
    CLASS B                                             0                0                0(2)
    CLASS C                                             0                0                0
    INSTITUTIONAL CLASS                                 0                0                0(2)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          15,824,525       14,893,331      180,455,427
  Reinvestment of dividends - Class A           6,974,109        3,684,634        4,095,456
  Cost of shares redeemed - Class A           (56,694,570)     (34,573,811)     (39,630,894)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM
  CAPITAL SHARE TRANSACTIONS - CLASS A        (33,895,936)     (15,995,846)     144,919,989
  Proceeds from shares sold - Class B          16,947,460        6,603,948       26,085,390(2)
  Reinvestment of dividends - Class B           1,068,576          353,766              289(2)
  Cost of shares redeemed - Class B            (9,934,886)      (3,623,776)        (260,384)(2)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM
  CAPITAL SHARE TRANSACTIONS - CLASS B          8,081,150        3,333,938       25,825,295(2)
  Proceeds from shares sold - Class C           4,200,594          854,024          313,936
  Reinvestment of dividends - Class C             104,174           18,640           40,188
  Cost of shares redeemed - Class C            (1,782,857)        (391,003)        (893,744)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM
  CAPITAL SHARE TRANSACTIONS - CLASS C          2,521,911          481,661         (539,620)
  Proceeds from shares sold -
    Institutional Class                         1,216,988        1,378,641        7,130,458(2)
  Reinvestment of dividends -
    Institutional Class                           100,369           52,382                0(2)
  Cost of shares redeemed -
    Institutional Class                        (1,906,768)        (416,683)         (10,496)(2)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM
  CAPITAL SHARE TRANSACTIONS -
  INSTITUTIONAL CLASS                            (589,411)       1,014,340        7,119,962(2)
INCREASE (DECREASE) IN NET ASSETS             (29,944,534)     (10,011,091)     163,456,141

NET ASSETS:
  Beginning net assets                        232,974,166      242,985,257       79,529,116
ENDING NET ASSETS                            $203,029,632     $232,974,166     $242,985,257
  ENDING BALANCE OF UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                   $          0     $          0     $          0
-------------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $133,935,218 FOR CLASS A SHARES, $25,382,621 FOR CLASS B SHARES AND $7,031,601 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND.
(2)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
(3) "PROCEEDS FROM SHARES SOLD" FOR THE CLASS A SHARES INCLUDES $4,577,231 AS A RESULT OF THE CONVERSION OF THE FUND'S CLASS C SHARES ON JULY 13, 1998.
(4)  THIS CLASS OF SHARES CEASED OPERATIONS ON JULY 13, 1998.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                                 Income Funds
------------------------------------------------------------------------

                                                                 VARIABLE RATE GOVERNMENT FUND
                                             -------------------------------------------------
                                                   FOR THE
                                                YEAR ENDED       FOR THE SIX           FOR THE
                                                  JUNE 30,      MONTHS ENDED        YEAR ENDED
                                                  1999 (3)     JUNE 30, 1998     DEC. 31, 1997

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)                 $   6,439,615     $   4,927,547     $  18,370,862
Net realized gain (loss) on sale of
  investments and foreign currency
  transactions                                  (1,468,711)           12,439         1,330,949
Net change in unrealized appreciation
  (depreciation) of investments and
  translation of assets in foreign
  currency                                      (1,882,277)       (1,051,658)         (325,594)
Net change in unrealized appreciation
  (depreciation) of foreign currency
  forward contracts                                      0                 0                 0
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                    3,088,627         3,888,328        19,376,217
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                     (6,432,666)       (4,809,412)      (18,017,297)
    CLASS B                                            N/A               N/A               N/A
    CLASS C                                         (6,949)(4)      (118,135)         (353,565)
    INSTITUTIONAL CLASS                                N/A               N/A               N/A
  From net realized gain on sale of
    investments
    CLASS A                                              0                 0                 0
    CLASS B                                            N/A               N/A               N/A
    CLASS C                                              0(4)              0                 0
    INSTITUTIONAL CLASS                                N/A               N/A               N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A           93,797,081        48,964,576        68,881,115
  Reinvestment of dividends - Class A              959,349           817,437         3,028,668
  Cost of shares redeemed - Class A           (148,197,189)     (111,124,094)     (239,536,408)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM
    CAPITAL SHARE TRANSACTIONS - CLASS A       (53,440,759)      (61,342,081)     (167,626,625)
  Proceeds from shares sold - Class B                  N/A               N/A               N/A
  Reinvestment of dividends - Class B                  N/A               N/A               N/A
  Cost of shares redeemed - Class B                    N/A               N/A               N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM
    CAPITAL SHARE TRANSACTIONS - CLASS B               N/A               N/A               N/A
  Proceeds from shares sold - Class C                    0(4)     26,817,057       213,222,536
  Reinvestment of dividends - Class C                8,618(4)         60,258           220,657
  Cost of shares redeemed - Class C             (4,634,166)(4)   (26,686,854)     (214,475,037)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM
  CAPITAL SHARE TRANSACTIONS - CLASS C          (4,625,548)(4)       190,461        (1,031,844)
  Proceeds from shares sold -
    Institutional Class                                N/A               N/A               N/A
  Reinvestment of dividends -
    Institutional Class                                N/A               N/A               N/A
  Cost of shares redeemed -
    Institutional Class                                N/A               N/A               N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM
  CAPITAL SHARE TRANSACTIONS -
  INSTITUTIONAL CLASS                                  N/A               N/A               N/A
INCREASE (DECREASE) IN NET ASSETS              (61,417,295)      (62,190,839)     (167,653,114)

NET ASSETS:
  Beginning net assets                         169,619,917       231,810,756       399,463,870
ENDING NET ASSETS                            $ 108,202,622     $ 169,619,917     $ 231,810,756
  ENDING BALANCE OF UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                   $           0     $           0     $           0
----------------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $133,935,218 FOR CLASS A SHARES, $25,382,621 FOR CLASS B SHARES AND $7,031,601 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND.
(2)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
(3) "PROCEEDS FROM SHARES SOLD" FOR THE CLASS A SHARES INCLUDES $4,577,231 AS A RESULT OF THE CONVERSION OF THE FUND'S CLASS C SHARES ON JULY 13, 1998.
(4)  THIS CLASS OF SHARES CEASED OPERATIONS ON JULY 13, 1998.

The accompanying notes are an integral part of these financial statements.

Income Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                      CORPORATE BOND FUND (1)
                                                                   CLASS A                            CLASS B
                                            ------------------------------     ------------------------------
                                                                    PERIOD                             PERIOD
                                               YEAR ENDED            ENDED       YEAR ENDED             ENDED
                                                 JUNE 30,         JUNE 30,         JUNE 30,          JUNE 30,
                                                     1999             1998             1999              1998
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.03           $10.00           $10.03            $10.00
                                            -------------     ------------     ------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.62             0.17             0.55              0.15
  Net realized and unrealized gain
    (loss) on investments                           (0.37)            0.03            (0.37)             0.03
                                            -------------     ------------     ------------     -------------
TOTAL FROM INVESTMENT OPERATIONS                     0.25             0.20             0.18              0.18
LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.62)           (0.17)           (0.55)            (0.15)
  Distributions from net realized gain              (0.04)            0.00            (0.04)             0.00
  Tax return of capital                              0.00             0.00             0.00              0.00
                                            -------------     ------------     ------------     -------------
TOTAL FROM DISTRIBUTIONS                            (0.66)           (0.17)           (0.59)            (0.15)
                                            -------------     ------------     ------------     -------------
NET ASSET VALUE, END OF PERIOD                      $9.62           $10.03            $9.62            $10.03
                                            -------------     ------------     ------------     -------------
                                            -------------     ------------     ------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                      2.45%            1.98%            1.68%             1.81%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $5,482           $5,503          $11,311            $4,595
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                          0.93%            0.56%            1.68%             1.35%
  Ratio of net investment income to
    average net assets                              6.21%            6.47%            5.43%             5.47%
Portfolio turnover                                   115%              33%             115%               33%
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                          2.10%            3.74%            2.65%             4.30%
Ratio of net investment income (loss) to
  average net assets prior to waived
  fees and reimbursed expenses                      5.04%            3.29%            4.46%             2.52%
-------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND COMMENCED OPERATIONS ON APRIL 1, 1998.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3) THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31. The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Income Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                  SHORT-INTERMEDIATE U.S. GOVERNMENT
                              CORPORATE BOND FUND(1)                                     INCOME FUND
                                             (CONT.)                                         CLASS A
                                             CLASS C  ----------------------------------------------
                              ----------------------                   THREE
                                              PERIOD                  MONTHS              SIX MONTHS
                              YEAR ENDED       ENDED  YEAR ENDED       ENDED  YEAR ENDED       ENDED
                                JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,   MARCH 31,   MARCH 31,
                                    1999        1998        1999    1998 (2)        1998    1997 (3)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.03      $10.00       $9.97       $9.95       $9.64       $9.73
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.55        0.15        0.57        0.13        0.51        0.34
  Net realized and
    unrealized gain (loss)
    on investments                 (0.37)       0.03       (0.23)       0.02        0.31       (0.09)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.18        0.18        0.34        0.15        0.82        0.25
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.55)      (0.15)      (0.57)      (0.13)      (0.51)      (0.34)
  Distributions from net
    realized gain                  (0.04)       0.00        0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.59)      (0.15)      (0.57)      (0.13)      (0.51)      (0.34)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                           $9.62      $10.03       $9.74       $9.97       $9.95       $9.64
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     1.67%       1.78%       3.37%       1.54%       8.69%       2.57%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                        $1,994        $299     $42,956     $38,149     $29,694     $33,920
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.70%       1.34%       0.96%       0.96%       0.78%       0.71%
  Ratio of net investment
    income to average net
    assets                         5.39%       5.57%       5.66%       5.36%       5.19%       6.96%
Portfolio turnover                  115%         33%        116%         12%         48%         52%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.94%       8.58%       1.21%       1.24%       1.30%       1.12%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         4.15%       (1.67)%      5.41%      5.08%       4.67%       6.55%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND COMMENCED OPERATIONS ON APRIL 1, 1998.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3) THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31. The accompanying notes are an integral part of these financial statements.

Income Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                        SHORT-INTERMEDIATE U.S. GOVERNMENT
                                                                                       INCOME FUND (CONT.)
                                                                                           CLASS A (CONT.)
                                                                        ----------------------------------
                                                                              NINE
                                                                            MONTHS
                                                                             ENDED  YEAR ENDED  YEAR ENDED
                                                                         SEPT. 30,    DEC. 31,    DEC. 31,
                                                                          1996 (3)        1995        1994
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $10.00       $9.39       $9.99
                                                                        ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                0.41        0.55        0.46
  Net realized and unrealized gain (loss) on investments                     (0.27)       0.61       (0.60)
                                                                        ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                              0.14        1.16       (0.14)
LESS DISTRIBUTIONS:
  Dividends from net investment income                                       (0.41)      (0.55)      (0.46)
  Distributions from net realized gain                                        0.00        0.00        0.00
  Tax return of capital                                                       0.00        0.00        0.00
                                                                        ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                                     (0.41)      (0.55)      (0.46)
                                                                        ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                               $9.73      $10.00       $9.39
                                                                        ----------  ----------  ----------
                                                                        ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                               1.34%      12.67%       (1.42)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                         $37,465     $39,928     $11,602
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                                    0.76%       0.71%       0.25%
  Ratio of net investment income to average net assets                       5.60%       5.64%       4.75%
Portfolio turnover                                                            389%        472%        288%
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                        1.21%       1.67%       2.28%
Ratio of net investment income (loss) to average net assets prior to
  waived fees and reimbursed expenses                                        5.15%       4.68%       2.72%
----------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JUNE 15, 1998.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Income Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                              SHORT-INTERMEDIATE U.S. GOVERNMENT
                                                                                             INCOME FUND (CONT.)
                                                                                             INSTITUTIONAL CLASS
                                             CLASS B  ----------------------------------------------------------
                              ----------------------                   THREE
                                              PERIOD                  MONTHS              SIX MONTHS      PERIOD
                              YEAR ENDED       ENDED  YEAR ENDED       ENDED  YEAR ENDED       ENDED       ENDED
                                JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,   MARCH 31,   MARCH 31,   SEPT. 30,
                                    1999    1998 (4)        1999    1998 (1)        1998    1997 (2)    1996 (5)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $9.97      $10.03       $9.78       $9.76       $9.45       $9.54       $9.46
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.50        0.02        0.56        0.13        0.51        0.34        0.03
  Net realized and
    unrealized gain (loss)
    on investments                 (0.23)      (0.06)      (0.23)       0.02        0.31       (0.09)       0.08
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.27       (0.04)       0.33        0.15        0.82        0.25        0.11
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.50)      (0.02)      (0.56)      (0.13)      (0.51)      (0.34)      (0.03)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.50)      (0.02)      (0.56)      (0.13)      (0.51)      (0.34)      (0.03)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                           $9.74       $9.97       $9.55       $9.78       $9.76       $9.45       $9.54
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     2.65%       (0.38)%      3.38%      1.56%       8.85%       2.58%       1.08%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                        $9,643      $7,514     $79,789     $90,146     $51,973     $60,150     $73,637
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.66%       1.66%       0.91%       0.91%       0.69%       0.65%       0.59%
  Ratio of net investment
    income to average net
    assets                         4.95%       5.08%       5.72%       5.44%       5.28%       7.01%       5.14%
Portfolio turnover                  116%         12%        116%         12%         48%         52%        389%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.99%       1.97%       1.08%       1.08%       1.07%       1.02%       0.84%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         4.62%       4.77%       5.55%       5.27%       4.90%       6.64%       4.89%
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JUNE 15, 1998.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
The accompanying notes are an integral part of these financial statements.

Income Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                 STRATEGIC INCOME FUND (1)
                                                                           CLASS A     CLASS B     CLASS C
                                                                        ----------  ----------  ----------
                                                                            PERIOD      PERIOD      PERIOD
                                                                             ENDED       ENDED       ENDED
                                                                          JUNE 30,    JUNE 30,    JUNE 30,
                                                                              1999        1999        1999
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $12.50      $12.50      $12.50
                                                                        ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                0.77        0.68        0.68
  Net realized and unrealized gain (loss) on investments                     (0.46)      (0.45)      (0.45)
                                                                        ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                              0.31        0.23        0.23
LESS DISTRIBUTIONS:
  Dividends from net investment income                                       (0.77)      (0.68)      (0.68)
  Distributions from net realized gain                                        0.00        0.00        0.00
  Tax return of capital                                                       0.00        0.00        0.00
                                                                        ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                                     (0.77)      (0.68)      (0.68)
                                                                        ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                              $12.04      $12.05      $12.05
                                                                        ----------  ----------  ----------
                                                                        ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                               2.52%       1.87%       1.87%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                         $11,223     $36,892      $3,037
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                                    0.66%       1.50%       1.47%
  Ratio of net investment income to average net assets                       6.95%       6.25%       6.23%
Portfolio turnover                                                            176%        176%        176%
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                        1.62%       2.14%       2.49%
Ratio of net investment income (loss) to average net assets prior to
  waived fees and reimbursed expenses                                        5.99%       5.61%       5.21%
----------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND COMMENCED OPERATIONS ON JULY 13, 1998.
(2) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.95041322 FOR CLASS A SHARES AND 1.31902985 FOR CLASS C SHARES)
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Income Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                      U.S. GOVERNMENT INCOME FUND(2)
                                                                                             CLASS A
                              ----------------------------------------------------------------------
                                          SIX MONTHS
                              YEAR ENDED       ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                JUNE 30,    JUNE 30,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1999     1998(3)        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.93      $10.88      $10.65      $11.34      $10.16      $11.44
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.59        0.30        0.64        0.66        0.73        0.74
  Net realized and
    unrealized gain (loss)
    on investments                 (0.31)       0.05        0.23       (0.69)       1.18       (1.28)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.28        0.35        0.87       (0.03)       1.91       (0.54)
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.59)      (0.30)      (0.64)      (0.66)      (0.73)      (0.74)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.59)      (0.30)      (0.64)      (0.66)      (0.73)      (0.74)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.62      $10.93      $10.88      $10.65      $11.34      $10.16
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     2.52%       3.23%       8.73%       (0.11)%     19.32%      (4.81)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $154,122    $192,538    $207,558     $77,239     $30,471     $35,838
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.95%       0.89%       0.88%       0.89%       0.88%       0.76%
  Ratio of net investment
    income to average net
    assets                         5.37%       5.51%       6.01%       6.07%       6.79%       6.84%
Portfolio turnover                   57%        245%        306%        240%         95%         50%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.21%       1.25%       0.96%       1.24%       1.24%       1.08%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         5.11%       5.15%       5.93%       5.72%       6.44%       6.52%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND COMMENCED OPERATIONS ON JULY 13, 1998.
(2) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.95041322 FOR CLASS A SHARES AND 1.31902985 FOR CLASS C SHARES)
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
The accompanying notes are an integral part of these financial statements.

Income Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                            U.S. GOVERNMENT INCOME FUND(1)
                                                                                                   (CONT.)
                                                                                                   CLASS B
                                                                        ----------------------------------
                                                                                    SIX MONTHS      PERIOD
                                                                        YEAR ENDED       ENDED       ENDED
                                                                          JUNE 30,    JUNE 30,    DEC. 31,
                                                                              1999    1998 (3)    1997 (4)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $10.76      $10.70      $10.72
                                                                        ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                0.50        0.26        0.03
  Net realized and unrealized gain (loss) on investments                     (0.31)       0.06       (0.02)
                                                                        ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                              0.19        0.32        0.01
LESS DISTRIBUTIONS:
  Dividends from net investment income                                       (0.50)      (0.26)      (0.03)
  Distributions from net realized gain                                        0.00        0.00        0.00
  Tax return of capital                                                       0.00        0.00        0.00
                                                                        ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                                     (0.50)      (0.26)      (0.03)
                                                                        ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                              $10.45      $10.76      $10.70
                                                                        ----------  ----------  ----------
                                                                        ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                               1.75%       2.98%       0.08%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                         $36,780     $29,867     $26,401
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                                    1.66%       1.59%       1.58%
  Ratio of net investment income to average net assets                       4.66%       4.78%       5.75%
Portfolio turnover                                                             57%        245%        306%
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                        1.99%       1.90%       1.87%
Ratio of net investment income (loss) to average net assets prior to
  waived fees and reimbursed expenses                                        4.33%       4.47%       5.46%
----------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.95041322 FOR CLASS A SHARES AND 1.31902985 FOR CLASS C SHARES)
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D AND WAS RENAMED AS CLASS C IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. ON DECEMBER 14, 1997. FUNDS, INC. AND STAGECOACH FUNDS, INC. ON DECEMBER 15, 1997.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Income Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                              U.S. GOVERNMENT INCOME FUND(1) (CONT.)
                                                                                         CLASS C (2)
                              ----------------------------------------------------------------------
                                          SIX MONTHS
                              YEAR ENDED       ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                JUNE 30,    JUNE 30,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1999    1998 (3)        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.76      $10.71      $10.49      $11.17      $10.01      $11.26
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.50        0.26        0.55        0.58        0.64        0.65
  Net realized and
    unrealized gain (loss)
    on investments                 (0.30)       0.05        0.22       (0.68)       1.16       (1.25)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.20        0.31        0.77       (0.10)       1.80       (0.60)
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.50)      (0.26)      (0.55)      (0.58)      (0.64)      (0.65)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.50)      (0.26)      (0.55)      (0.58)      (0.64)      (0.65)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.46      $10.76      $10.71      $10.49      $11.17      $10.01
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     1.85%       2.88%       7.56%       (0.79)%     18.54%      (5.45)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                        $4,629      $2,262      $1,772      $2,290      $2,793      $3,722
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.66%       1.59%       1.62%       1.62%       1.62%       1.37%
  Ratio of net investment
    income to average net
    assets                         4.66%       4.76%       5.27%       5.50%       6.07%       6.14%
Portfolio turnover                   57%        245%        306%        240%         95%         50%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.91%       2.46%       3.06%       3.39%       2.29%       1.87%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         4.41%       3.89%       3.83%       3.73%       5.40%       5.64%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.95041322 FOR CLASS A SHARES AND 1.31902985 FOR CLASS C SHARES)
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D AND WAS RENAMED AS CLASS C IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. ON DECEMBER 14, 1997. FUNDS, INC. AND STAGECOACH FUNDS, INC. ON DECEMBER 15, 1997.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

Income Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                            U.S. GOVERNMENT INCOME FUND(1)
                                                                                                   (CONT.)
                                                                                       INSTITUTIONAL CLASS
                                                                        ----------------------------------
                                                                                    SIX MONTHS      PERIOD
                                                                        YEAR ENDED       ENDED       ENDED
                                                                          JUNE 30,    JUNE 30,    DEC. 31,
                                                                              1999    1998 (2)    1997 (3)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $15.79      $15.71      $15.73
                                                                        ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                0.86        0.43        0.05
  Net realized and unrealized gain (loss) on investments                     (0.46)       0.08       (0.02)
                                                                        ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                              0.40        0.51        0.03
LESS DISTRIBUTIONS:
  Dividends from net investment income                                       (0.86)      (0.43)      (0.05)
  Distributions from net realized gain                                        0.00        0.00        0.00
  Tax return of capital                                                       0.00        0.00        0.00
                                                                        ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                                     (0.86)      (0.43)      (0.05)
                                                                        ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                              $15.33      $15.79      $15.71
                                                                        ----------  ----------  ----------
                                                                        ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                               2.49%       3.32%       0.18%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                          $7,499      $8,307      $7,255
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                                    0.90%       0.83%       0.77%
  Ratio of net investment income to average net assets                       5.42%       5.56%       6.58%
Portfolio turnover                                                             57%        245%        306%
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                        1.35%       1.18%       1.16%
Ratio of net investment income (loss) to average net assets prior to
  waived fees and reimbursed expenses                                        4.97%       5.21%       6.19%
----------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.95041322 FOR CLASS A SHARES AND 1.31902985 FOR CLASS C SHARES)
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Income Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                       VARIABLE RATE GOVERNMENT FUND
                                                                                             CLASS A
                              ----------------------------------------------------------------------
                                          SIX MONTHS
                              YEAR ENDED       ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                JUNE 30,    JUNE 30,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1999    1998 (2)        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $9.19       $9.23       $9.25       $9.35       $9.19       $9.99
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.43        0.24        0.51        0.50        0.53        0.43
  Net realized and
    unrealized gain (loss)
    on investments                 (0.23)      (0.04)      (0.02)      (0.10)       0.16       (0.80)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.20        0.20        0.49        0.40        0.69       (0.37)
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.43)      (0.24)      (0.51)      (0.46)      (0.53)      (0.43)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00        0.00       (0.04)       0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.43)      (0.24)      (0.51)      (0.50)      (0.53)      (0.43)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                           $8.96       $9.19       $9.23       $9.25       $9.35       $9.19
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     2.17%       2.16%       5.43%       4.41%       7.69%       (3.81)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $108,203    $164,994    $227,353    $393,948    $653,897  $1,215,546
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.78%       0.78%       0.81%       0.88%       0.84%       0.79%
  Ratio of net investment
    income to average net
    assets                         4.71%       5.21%       5.55%       5.36%       5.71%       4.40%
Portfolio turnover                   80%         45%         92%        277%        317%        164%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.13%       1.11%       1.09%       0.98%       0.96%       0.94%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         4.36%       4.88%       5.27%       5.26%       5.59%       4.25%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.95041322 FOR CLASS A SHARES AND 1.31902985 FOR CLASS C SHARES)
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

NOTES TO THE FINANCIAL STATEMENTS                                   Income Funds
------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
  Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992 and currently offers thirty-one separate series. These financial statements represent the Corporate Bond, Short-Intermediate U.S. Government Income, Strategic Income, U.S. Government Income and Variable Rate Government Funds (the "Funds"), each a diversified series of the Company.
  At a special shareholders meeting on November 24, 1998, the shareholders of the MasterWorks Short-Intermediate Term Fund (the "S-I Term Fund") approved a plan of consolidation providing for the transfer of the assets and liabilities of the S-I Term Fund to the Company's Short-Intermediate U.S. Government Income Fund (the "Government Fund") in exchange for shares of designated classes of the Government Fund (the "Consolidation"). The Consolidation was subsequently approved by the S-I Term Fund shareholders. As a result of this Consolidation, effective at the close of business on December 4, 1998, the Government Fund acquired all of the assets and assumed all of the liabilities of the S-I Term Fund. The Government Fund issued 874,240 Class A shares valued at $8,897,237 to Class A shareholders of the S-I Term Fund. As of the Consolidation date, the components of net assets for each Fund were as follows:

                                 STAGECOACH SHORT-
                                 INTERMEDIATE U.S.          MASTERWORKS
                                 GOVERNMENT INCOME   SHORT-INTERMEDIATE
DECEMBER 4, 1998                              FUND            TERM FUND
-----------------------------------------------------------------------
Paid-in Capital                    $141,599,909          $8,882,504
Undistributed Net Realized
  Gain (Loss)                       (15,395,470)           (103,836)
Unrealized Appreciation
  (Depreciation)                      3,977,332             118,569
                                ------------------   ------------------
Total Net Assets                   $130,181,771          $8,897,237
                                ------------------   ------------------
                                ------------------   ------------------

  The combined net assets for the Stagecoach Short-Intermediate U.S. Government Income Fund immediately after the Consolidation were $139,079,008. The acquisition was accomplished in a tax-free exchange for shares of the Stagecoach Short-Intermediate U.S. Government Income Fund.
  Effective at the close of business on June 12, 1998, the Stagecoach Intermediate Bond Fund was consolidated in a tax-free exchange for shares of designated classes of the Stagecoach Short-Intermediate U.S. Government

Income Funds                                   NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

Income Fund. Effective at the close of business on December 12, 1997, the Overland Express Funds, Inc. were consolidated into the Company in a tax-free exchange for shares of designated classes of the corresponding Stagecoach fund. Also, at the close of business on December 12, 1997, funds structured as a "feeder" fund in a "master-feeder" structure were restructured to invest directly in a portfolio of securities, rather than to invest in a portfolio of securities through a "master" portfolio. Effective on September 6, 1996 the Pacifica Funds Trust was consolidated into the Company in a tax-free exchange for shares of designated classes of the corresponding Stagecoach fund.
  The Corporate Bond, Strategic Income and U.S. Government Income Funds each offer Class A, Class B and Class C shares. In addition, the U.S. Government Income Fund also offers Institutional Class shares. The Short-Intermediate U.S. Government Income Fund offers Class A, Class B and Institutional Class shares. The Variable Rate Government Fund offers only Class A shares. Prior to July 13, 1998, the Variable Rate Government Fund also offered Class C shares. Effective at the close of business on July 12, 1998, the Class C shares of the Variable Rate Government Fund were converted into Class A shares of the same Fund. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees.
  The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION
  All securities are valued at the close of each business day. Securities for which the primary market is a national or foreign recognized securities or commodities

NOTES TO THE FINANCIAL STATEMENTS                                   Income Funds
------------------------------------------------------------------------

exchange or the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market are valued at the last reported sales price on the day of valuation. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Company's Board of Directors.

SECURITY TRANSACTIONS AND INCOME RECOGNITION
  Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. With the exception of the Corporate Bond Fund, bond discounts are accreted and premiums are amortized with the exception of the Corporate Bond Fund which does not amortize premiums under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

REPURCHASE AGREEMENTS
  Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FORWARD FOREIGN CURRENCY CONTRACT
  At June 30, 1999, the Strategic Income Fund had entered into a forward foreign currency contract under which it is obligated to exchange currencies at a

Income Funds                                   NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

specified future date. The Fund had an outstanding contract was to sell EURO$500,188 and receive $532,059 on August 25, 1999. Net unrealized appreciation of $14,103 on this contract is included in the accompanying financial statements. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

SECURITY LOANS
  The Funds may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral equal to at least 102% of the market value of the securities loaned plus accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund.

DISTRIBUTIONS TO SHAREHOLDERS
  Dividends to shareholders from net investment income are declared daily and distributed monthly. Any distributions to shareholders from net realized capital gains, if any, are declared and distributed annually.

FEDERAL INCOME TAXES
  Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve

NOTES TO THE FINANCIAL STATEMENTS                                   Income Funds
------------------------------------------------------------------------

it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 1999. The following Funds had estimated net capital loss carryforwards at June 30, 1999:

                                                YEAR        CAPITAL LOSS
FUND                                           EXPIRES      CARRYFORWARDS
---------------------------------------------------------------------------
Corporate Bond Fund                                2007     $     138,555
Short-Intermediate U.S. Government Income
Fund                                               2000           731,523
                                                   2001            17,986
                                                   2002         6,649,746
                                                   2003         7,074,103
                                                   2004           753,400
                                                   2006           107,704
                                                   2007           616,671
Strategic Income Fund                              2007            31,798
U.S. Government Income Fund                        2001           208,402
                                                   2002        11,205,131
                                                   2003           510,531
                                                   2004         3,893,014
                                                   2007            41,961
Variable Rate Government Fund                      2000        14,819,786
                                                   2001         2,818,401
                                                   2002       119,628,012
                                                   2003         4,546,666
                                                   2004         2,482,931
                                                   2007         1,294,944

  Any loss carryforwards from merged Pacifica, Overland and Stagecoach Funds are included in the Funds' carryforwards as shown above. The Company's Board of Directors intends to offset net capital gains with each capital loss carryforward, and no capital gain distribution shall be made until each carryforward has been fully utilized or expires.
  Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income or gains distributed on a book versus

Income Funds                                   NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

ORGANIZATION COSTS
  Certain costs incurred in connection with the organization of the Funds and their initial registration with the Securities and Exchange Commission and with the various states are amortized on a straight-line basis over 60 months from the date each Fund commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
  The Company has entered into an advisory contract on behalf of the Funds with WFB. Pursuant to the contracts, WFB has agreed to provide the Funds with daily portfolio management. For the Corporate Bond, Short-Intermediate U.S. Government Income, Strategic Income, and Variable Rate Government Funds, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.50% of each Fund's average daily net assets. For the U.S. Government Income Fund, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million, 0.40% of the next $250 million and 0.30% of the Fund's average daily net assets in excess of $500 million.
  On August 1, 1998, Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of WFB, began acting as investment sub-advisor to the Funds. WCM is entitled to receive from WFB, as compensation for its sub-advisory services to the Funds, a monthly fee at the annual rate of 0.15% of the Funds' average daily net assets up to $400 million, 0.125% for the next $400 million and 0.10% of the Fund's average daily net assets in excess of $800 million. WCM's minimum annual fee is $120,000 for each Fund. This minimum annual fee does not increase the advisory fees paid by the Funds to WFB.
  On June 4, 1999, the Company entered into a contract on behalf of each Fund with Norwest Bank Minnesota, N.A. ("Norwest Bank"), whereby Norwest Bank is responsible for providing custody services for the Funds. Pursuant to the contract, Norwest Bank is entitled to a monthly fee for custody services at an

NOTES TO THE FINANCIAL STATEMENTS                                   Income Funds
------------------------------------------------------------------------

annual rate of 0.0167% of the average daily net assets of each Fund and to an additional fixed fee for certain funds. Prior to June 4, 1999, WFB performed the above services for the same fees.
  The Company entered into contracts on behalf of each Fund with WFB, whereby WFB is responsible portfolio accounting services for the Funds. For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of each Fund's average daily net assets, 0.045% of the next $50 million, and 0.02% of each Fund's average daily net assets in excess of $100 million.
  The Company entered into a contract on behalf of the Funds with WFB, whereby WFB provides transfer agency services for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at the following annual rates:

                                                 % OF AVERAGE DAILY NET ASSETS
                                 ---------------------------------------------
                                                                  INSTITUTIONAL
FUND                               CLASS A    CLASS B    CLASS C  CLASS
------------------------------------------------------------------------------
Corporate Bond Fund                   0.14       0.14       0.14          N/A
Short-Intermediate U.S.
  Government Income Fund              0.14       0.14        N/A         0.06

Strategic Income Fund                 0.14       0.14       0.14          N/A
U.S. Government Income Fund           0.14       0.14       0.14         0.06

Variable Rate Government Fund         0.14        N/A        N/A          N/A

  Transfer agency fees paid on behalf of the Funds for the year ended June 30, 1999 were as follows:

                                                                  INSTITUTIONAL
FUND                               CLASS A    CLASS B    CLASS C  CLASS
------------------------------------------------------------------------------
Corporate Bond Fund              $   6,794  $  12,686  $   2,020          N/A
Short-Intermediate U.S.
  Government Income Fund            63,167     12,313        N/A      $51,194

Strategic Income Fund*              12,282     37,834      3,671          N/A
U.S. Government Income Fund        247,495     49,014      5,318        4,839

Variable Rate Government Fund      191,580**       N/A       N/A          N/A

 * REPRESENTS THE PERIOD FROM JULY 13, 1998 TO JUNE 30, 1999.
** INCLUDES EXPENSES CHARGED TO THE FUND'S CLASS C SHARES PRIOR TO THEIR
   CONVERSION TO CLASS A SHARES.

Income Funds                                   NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

  The Company entered into a contract on behalf of the Funds with WFB, whereby WFB provides shareholder services for the Funds. Pursuant to the contracts, WFB is entitled to receive shareholder servicing fees at the following annual rates:

                                                 % OF AVERAGE DAILY NET ASSETS
                                 ---------------------------------------------
                                                                  INSTITUTIONAL
FUND                               CLASS A    CLASS B    CLASS C  CLASS
------------------------------------------------------------------------------
Corporate Bond Fund                   0.25       0.25       0.25          N/A
Short-Intermediate U.S.
  Government Income Fund              0.30       0.25        N/A         0.25

Strategic Income Fund                 0.25       0.25       0.25          N/A
U.S. Government Income Fund           0.30       0.30       0.25         0.25

Variable Rate Government Fund         0.00        N/A        N/A          N/A

  The shareholder servicing fees paid on behalf of the Funds for the year ended June 30, 1999 were as follows:

                                                                 INSTITUTIONAL
FUND                              CLASS A    CLASS B    CLASS C  CLASS
-----------------------------------------------------------------------------
Corporate Bond Fund             $  12,132  $  22,655  $   3,607          N/A
Short-Intermediate U.S.
  Government Income Fund          135,357     21,988        N/A   $  213,308

Strategic Income Fund*             21,933     67,560      6,555          N/A
U.S. Government Income Fund       530,346    105,031      9,497       20,163

Variable Rate Government Fund         379**       N/A       N/A          N/A

 * REPRESENTS THE PERIOD FROM JULY 13, 1998 TO JUNE 30, 1999.
** INCLUDES EXPENSES CHARGED TO THE FUND'S CLASS C SHARES PRIOR TO THEIR
   CONVERSION TO CLASS A SHARES.

  The Company adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of the Class A shares of the Variable Rate Government Fund. Pursuant to the Administrative Servicing Plan, the Fund may enter into administrative servicing agreements with administrative servicing agents who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Fund's Class A shares. Administrative servicing agents are entitled to receive a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares of the Variable Rate Government Fund. In no case will the Fund be charged both Distribution and Administrative Servicing fees.
  On March 25, 1999, the Company entered into an Administration Agreement with WFB on behalf of the Funds. Under the Administration Agreement, WFB will act as sole Administrator of the Funds and is entitled to receive monthly fees at an annual rate of 0.15% of the average daily net assets of the Funds. Prior to March 25, 1999, the Company had entered into administration agreements on behalf of the Funds whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provided the

NOTES TO THE FINANCIAL STATEMENTS                                   Income Funds
------------------------------------------------------------------------

Funds with administrative services. For these services, WFB and Stephens were entitled to receive monthly fees at the annual rates of 0.03% and 0.04%, respectively, of each Fund's average daily net assets.
  The Company has adopted separate Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan") for the Class A shares of the Short-Intermediate U.S. Government Income Funds and for all other Class A, Class B, and Class C shares of the Funds.
  The Plan for the Class A shares of the Corporate Bond and Strategic Income Funds provides that it may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.05% of the average daily net assets attributable to its Class A shares.
  The Plan for Class A shares of the Short-Intermediate U.S. Government Income Fund provides that the Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying for costs incurred on an annual basis of up to 0.05% of the average daily net assets attributable to its Class A shares.
  The Plan for Class A shares of the U.S. Government Income Fund provides that the Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying for costs incurred on an annual basis up to the greater of $100,000 or 0.05% of the Fund's average daily net assets attributable to the Class A shares.
  The Plan for Class A shares of the Variable Rate Government Fund provides that the Fund may pay to Stephens up to 0.25% of its average daily net assets attributable to the Class A shares as compensation for distribution-related services or as reimbursement for distribution-related expenses, but no fees are paid under the Plan so long as fees are paid under the Administrative servicing plan.
  The Plan for the Class B shares of the Corporate Bond, Short-Intermediate U.S. Government Income, Strategic Income and U.S. Government Income Funds provide that the Funds may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.75%, 0.75%, 0.75% and .070%, respectively, of the average daily net assets attributable to the Class B shares.
  The Plans for Class C shares of the Corporate Bond, Strategic Income, and U.S. Government Income Funds provide that the Funds may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.75% of the average daily net assets attributable to the Class C shares as compensation for distribution-related services or as reimbursement for distribution-related expenses.
  Each Fund may participate in joint distribution activities with other Funds, in which event, expenses reimbursed out of the assets of one of the Funds may be

Income Funds                                   NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses of joint distribution activities are allocated among the Funds in proportion to their relative net asset sizes.
  Distribution fees paid on behalf of the Funds for the year ended June 30, 1999 were as follows:

                                             DISTRIBUTION DISTRIBUTION DISTRIBUTION
                                                  FEES       FEES   FEES CLASS
FUND                                           CLASS A    CLASS B            C
------------------------------------------------------------------------------
Corporate Bond Fund                          $   2,427  $  67,963   $  10,821
Short-Intermediate U.S. Government Income
  Fund                                               0     65,964         N/A

Strategic Income Fund*                           4,387    202,679      19,664
U.S. Government Income Fund                          0    245,071      28,492

Variable Rate Government Fund                  342,487**       N/A        N/A

 * REPRESENTS THE PERIOD FROM JULY 13, 1998 TO JUNE 30, 1999.
** INCLUDES EXPENSES CHARGED TO THE FUND'S CLASS C SHARES PRIOR TO THEIR
   CONVERSION TO CLASS A SHARES.

  Registration fees paid on behalf of the Funds for the year ended June 30, 1999 were as follows:

                                                                      REGISTRATION
                              REGISTRATION REGISTRATION REGISTRATION          FEES
                               FEES CLASS   FEES CLASS   FEES CLASS  INSTITUTIONAL
FUND                                    A            B            C          CLASS
----------------------------------------------------------------------------------
Corporate Bond Fund            $  11,726    $  10,068    $   7,826           N/A
Short-Intermediate U.S.
  Government Income Fund           9,098       10,525          N/A     $  32,671

Strategic Income Fund*            14,201       19,357       10,793           N/A
U.S. Government Income Fund       26,973       27,377        1,030        22,840

Variable Rate Government
  Fund                             2,019**        N/A          N/A           N/A

 * REPRESENTS THE PERIOD FROM JULY 13, 1998 TO JUNE 30, 1999.
** INCLUDES EXPENSES CHARGED TO THE FUND'S CLASS C SHARES PRIOR TO THEIR
   CONVERSION TO CLASS A SHARES.

WAIVED FEES AND REIMBURSED EXPENSES
  Waived fees and reimbursed expenses for the year ended June 30, 1999 were as follows:

                                                       EXPENSES       FEES
                                                     REIMBURSED  WAIVED BY
FUND                                                BY STEPHENS        WFB
--------------------------------------------------------------------------
Corporate Bond Fund                                $  42,875     $ 120,305
Short-Intermediate U.S. Government Income Fund             0       284,939

Strategic Income Fund*                                49,722       234,144
U.S. Government Income Fund                                0       605,634

Variable Rate Government Fund                              0       480,389

* REPRESENTS THE PERIOD FROM JULY 13, 1998 TO JUNE 30, 1999.

NOTES TO THE FINANCIAL STATEMENTS                                   Income Funds
------------------------------------------------------------------------

  Certain officers and one of the directors of the Company are also officers of Stephens. As of June 30, 1999, Stephens owned 17 shares of the Corporate Bond Fund, 3,557 shares of the Short-Intermediate U.S. Government Income Fund, 17 shares of the Strategic Income Fund, 3,423 shares of the U.S. Government Income Fund and 16,028 shares of the Variable Rate Government Fund.
  Stephens has retained $3,214,365 as sales charges from the proceeds of Class A shares sold, $3,082,002 as proceeds from Class B shares redeemed by the Company and $91,663 as proceeds from Class C shares redeemed by the Company for the year ended June 30, 1999. Wells Fargo Securities Inc., a subsidiary of WFB, received $2,732,550 as sales charges from the proceeds of Class A shares sold, $551,942 as proceeds from Class B shares redeemed by the Company and $0 as proceeds from Class C shares redeemed by the Company for the year ended June 30, 1999.

3. INVESTMENT PORTFOLIO TRANSACTIONS
  Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the year ended June 30, 1999, were as follows:

AGGREGATE PURCHASES AND SALES

                                               PURCHASES AT         SALES
FUND                                                   COST      PROCEEDS
-------------------------------------------------------------------------
Corporate Bond Fund                            $ 25,653,406  $ 17,048,491
Short-Intermediate U.S. Government Income
  Fund                                          153,753,937   158,553,881
Strategic Income Fund*                          117,607,125    68,433,978
U.S. Government Income Fund                     124,440,669   154,309,514
Variable Rate Government Fund                   100,853,522   143,083,071

* REPRESENTS THE PERIOD FROM JULY 13, 1998 TO JUNE 30, 1999.

4. PORTFOLIO SECURITIES LOANED
  As of June 30, 1999 certain Funds had loaned securities in return for securities and cash collateral which was invested in various short-term fixed income securities. WFB receives transaction fees for providing services in connection with the securities lending program. The risks to the funds of

Income Funds                                   NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

securities lending is that the borrower may not provide additional collateral when required or return the securities when due. The value of the securities on loan and the value of the related collateral were as follows:

FUND                                    SECURITIES           COLLATERAL
-----------------------------------------------------------------------
Strategic Income Fund              $       709,539       $      738,388
U.S. Government Income Fund              8,376,825            8,713,535
Variable Rate Government Fund              988,116            1,044,431

5. CAPITAL SHARE TRANSACTIONS
  As of June 30, 1999, there were over 242 billion shares of $0.001 par value capital stock authorized by the Company. As of June 30, 1999, each Fund was authorized to issue 500 million shares of $0.001 par value capital stock for each class of shares.

                                                        CORPORATE BOND FUND
                                                ---------------------------
                                                              FROM APRIL 1,
                                                                       1998
                                                              (COMMENCEMENT
                                                                         OF
                                                FOR THE YEAR    OPERATIONS)
                                                  ENDED JUNE             TO
                                                    30, 1999  JUNE 30, 1998
---------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                             427,782        549,592
  Shares issued in reinvestment of dividends
    -- Class A                                        12,788          2,541
  Shares redeemed -- Class A                        (419,200)        (3,533)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
  -- CLASS A                                          21,370        548,600
  Shares sold -- Class B                             814,237        468,524
  Shares issued in reinvestment of dividends
    -- Class B                                        35,042          1,045
  Shares redeemed -- Class B                        (131,436)       (11,597)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
  -- CLASS B                                         717,845        457,972
  Shares sold -- Class C                             206,133         29,746
  Shares issued in reinvestment of dividends
    -- Class C                                         6,636            119
  Shares redeemed -- Class C                         (35,279)             0
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
  -- CLASS C                                         177,490         29,865

NOTES TO THE FINANCIAL STATEMENTS                                   Income Funds
------------------------------------------------------------------------

                                                      SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME
                                                                                           FUND
                                                    -------------------------------------------
                                                                        FOR THE
                                                                          THREE
                                                                         MONTHS
                                                      FOR THE YEAR   ENDED JUNE    FOR THE YEAR
                                                    ENDED JUNE 30,          30,     ENDED MARCH
                                                          1999 (1)     1998 (2)        31, 1998
-----------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                 3,504,267    1,131,614         552,800
  Shares issued in reinvestment of dividends --
    Class A                                                195,337       30,004         132,231
  Shares redeemed -- Class A                            (3,111,992)    (321,454)     (1,220,467)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS A                                                  587,612      840,164        (535,436)
  Shares sold -- Class B(3)                                488,761      756,223             N/A
  Shares issued in reinvestment of dividends --
    Class B(3)                                              37,358            1             N/A
  Shares redeemed -- Class B(3)                           (289,187)      (2,717)            N/A
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS B(3)                                               236,932      753,507             N/A
  Shares sold -- Institutional Class                     1,633,872    4,422,174         587,082
  Shares issued in reinvestment of dividends --
    Institutional Class                                    215,215       18,665          91,268
  Shares redeemed -- Institutional Class                (2,709,472)    (552,996)     (1,716,365)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  INSTITUTIONAL CLASS                                     (860,385)   3,887,843      (1,038,015)

(1) "SHARES SOLD" INCLUDES 874,240 FOR CLASS A SHARES AS A RESULT OF THE CONSOLIDATION OF THE MASTERWORKS SHORT-INTERMEDIATE TERM FUND.
(2) "SHARES SOLD" INCLUDES 905,769 FOR CLASS A SHARES, 747,138 FOR CLASS B SHARES AND 4,138,122 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE STAGECOACH INTERMEDIATE BOND FUND.
(3) THE CLASS B SHARES COMMENCED OPERATIONS ON JUNE 15, 1998.

Income Funds                                   NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

                                                                  STRATEGIC INCOME
                                                                              FUND
                                                                  ----------------
                                                                     FROM JULY 13,
                                                                              1998
                                                                  (COMMENCEMENT OF
                                                                    OPERATIONS) TO
                                                                     JUNE 30, 1999
----------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                                 1,437,339
  Shares issued in reinvestment of dividends -- Class A                     38,209
  Shares redeemed -- Class A                                              (543,204)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS A                   932,344
  Shares sold -- Class B                                                 3,788,681
  Shares issued in reinvestment of dividends -- Class B                     93,706
  Shares redeemed -- Class B                                              (819,929)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS B                 3,062,458
  Shares sold -- Class C                                                   347,631
  Shares issued in reinvestment of dividends -- Class C                     10,533
  Shares redeemed -- Class C                                              (106,035)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS C                   252,129

NOTES TO THE FINANCIAL STATEMENTS                                   Income Funds
------------------------------------------------------------------------

                                                                    U.S. GOVERNMENT INCOME FUND
                                                    -------------------------------------------
                                                                    FOR THE SIX
                                                      FOR THE YEAR       MONTHS    FOR THE YEAR
                                                    ENDED JUNE 30,   ENDED JUNE  ENDED DECEMBER
                                                              1999     30, 1998    31, 1997 (1)
-----------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                 1,439,795    1,364,621      15,150,976
  Shares issued in reinvestment of dividends --
    Class A                                                636,648      338,255         384,053
  Shares redeemed -- Class A                            (5,175,208)  (3,172,028)     (3,703,910)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS A                                               (3,098,765)  (1,469,152)     11,831,119
  Shares sold -- Class B(2)                              1,568,235      615,009       2,490,749
  Shares issued in reinvestment of dividends --
    Class B(2)                                              99,292       32,999              27
  Shares redeemed -- Class B(2)                           (924,202)    (338,048)        (24,344)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS B(2)                                               743,325      309,960       2,466,432
  Shares sold -- Class C                                   389,082       79,464          29,243
  Shares issued in reinvestment of dividends --
    Class C                                                  9,690        1,739           3,838
  Shares redeemed -- Class C                              (166,253)     (36,508)        (85,895)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS C                                                  232,519       44,695         (52,814)
  Shares sold -- Institutional Class(2)                     76,596       87,456         462,544
  Shares issued in reinvestment of dividends --
    Institutional Class(2)                                   6,344        3,331               0
  Shares redeemed -- Institutional Class(2)               (120,116)     (26,447)           (669)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  INSTITUTIONAL CLASS(2)                                   (37,176)      64,340         461,875

(1) "SHARES SOLD" INCLUDES 10,876,608 FOR CLASS A SHARES, 2,434,535 FOR CLASS B SHARES AND 458,004 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

Income Funds                                   NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

                                                                       VARIABLE RATE GOVERNMENT FUND
                                                    ------------------------------------------------
                                                                       FOR THE SIX
                                                        FOR THE YEAR  MONTHS ENDED      FOR THE YEAR
                                                      ENDED JUNE 30,      JUNE 30,    ENDED DECEMBER
                                                            1999 (1)          1998          31, 1997
----------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                  10,323,043     5,306,636         7,444,514
  Shares issued in reinvestment of dividends --
    Class A                                                  105,348        88,803           327,188
  Shares redeemed -- Class A                             (16,309,899)  (12,066,556)      (25,731,027)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS A                                                 (5,881,508)   (6,671,117)      (17,959,325)
  Shares sold -- Class C(2)                                 (331,880)    1,937,902        15,373,699
  Shares issued in reinvestment of dividends --
    Class C(2)                                                   625         4,358            15,917
  Shares redeemed -- Class C(2)                               (4,126)   (1,928,389)      (15,467,038)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS C(2)                                                (335,381)       13,871           (77,422)

(1) "SHARES SOLD" INCLUDES 498,000 FOR CLASS A SHARES AS A RESULT OF THE CONVERSION OF THE FUND'S CLASS C SHARES ON JULY 13, 1998.
(2) THIS CLASS OF SHARES CEASED OPERATIONS ON JULY 13, 1998.

5. SUBSEQUENT EVENTS
On March 25, 1999, the Board of Directors of the Company approved the reorganization of the Funds into new portfolios of Wells Fargo Funds Trust. The reorganization is part of a larger plan to consolidate the Company with the Norwest Advantage Funds following last November's merger of Wells Fargo & Company and Norwest Corporation. The Company will present the reorganization to Company's shareholders for their approval at a special shareholders' meeting that is planned for August 1999.
  On June 3, 1999, WFB and Forum Accounting Services ("Forum") entered into an agreement, whereby WFB desires that Forum performs certain fund accounting services for WFB with respect to each Fund and Class thereof. A monthly per fund fee of $5,000 and an additional monthly fee for each additional Class of any Fund above one of $1,000 will be charged to the Fund. In addition to the per fund fees, a basis point fee of 0.0025% of the average annual daily net assets of each Fund will also be charged to each Fund. The Company, on behalf of the applicable Fund, reimburses Forum for all out-of-pocket and ancillary expenses reasonably incurred in providing the services described in the Fund Accounting Agreement.
  On July 17, 1999, Boston Financial Data Services ("BFDS") replaced WFB as the transfer agent for the Company. Under the transfer agency contract, BFDS is entitled to receive, on a monthly basis, transfer agency fees based on the number of accounts and transactions of each Fund. WFB will continue to provide sub-transfer agency services to the Funds.

INDEPENDENT AUDITORS' REPORT                                        Income Funds
------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
Stagecoach Funds, Inc.:

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Corporate Bond Fund, Short-Intermediate U.S. Government Income Fund, Strategic Income Fund, U.S. Government Income Fund, and Variable Rate Government Fund (five of the funds comprising Stagecoach Funds, Inc.) as of June 30, 1999, and the related statements of operations for the year ended June 30, 1999, for all funds except for the Strategic Income Fund, which is for the period from July 13, 1998 (commencement of operations) to June 30, 1999, the statements of changes in net assets for the year ended June 30, 1999, the six months ended June 30, 1998, and the year ended December 31, 1997, for all funds except the Corporate Bond Fund which is for the year ended June 30, 1999, and the period from April 1, 1998 (commencement of operations) to June 30, 1998, the Short-Intermediate U.S. Government Income Fund, which is for the year ended June 30, 1999, the three months ended June 30, 1998, and the year ended March 31, 1998, and the Strategic Income Fund, which is for the period from July 13, 1998 (commencement of operations) to June 30, 1999, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Stagecoach Funds, Inc. as of June 30, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

   [KPMG LLP SIGNATURE]
San Francisco, California
July 26, 1999

Income Funds                      SHAREHOLDERS' MEETING AND PROXY VOTING RESULTS
------------------------------------------------------------------------

SHAREHOLDERS' MEETING AND PROXY VOTING RESULTS (UNAUDITED)

The following proposal was passed by the required majority of shareholders of the MasterWorks Short-Intermediate Term Fund at a Special Shareholders' meeting held on November 29, 1998, for the purpose of voting on this proposal.
  To approve a Plan of Consolidation providing for the transfer of the assets and liabilities of the MasterWorks Short-Intermediate Term Fund to the Stagecoach Short-Intermediate U.S. Government Income Fund in exchange for shares of designated classes of the Stagecoach Short-Intermediate U.S. Government Income Fund.

FOR          AGAINST    ABSTAIN
-------------------------------
768,335            0          0

FEDERAL TAX STATUS OF DIVIDENDS DECLARED (UNAUDITED)

The percentage of qualifying dividends eligible for the corporate dividend received deduction for the Strategic Income Fund was 13.47% for the period ended June 30, 1999.

                                                           LIST OF ABBREVIATIONS
------------------------------------------------------------------------

  The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
CTF               --   Common Trust Fund
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLB              --   Federal Home Loan Bank
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FRN               --   Floating Rate Notes
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LLC               --   Limited Liability Corporation
LOC               --   Letter of Credit
LP                --   Limited Partnership
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
MTN               --   Medium Term Note
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PLC               --   Private Placement
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

  Wells Fargo Bank, N.A. provides investment advisory services, shareholder services and/or certain other services for the Stagecoach Funds. Wells Capital Management Incorporated ("WCM") provides investment sub-advisory services for certain Stagecoach Funds. The Funds are distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo Bank, N.A. and WCM are not affiliated with Stephens Inc.

  This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-260-5969. Read the prospectus carefully before you invest or send money.

 STAGECOACH FUNDS-Registered Trademark-
 P.O. Box 7066
 San Francisco, CA 94120-7066

 DATED MATERIAL
 PLEASE EXPEDITE